UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21719

INVESTMENT MANAGERS SERIES TRUST
(Exact name of registrant as specified in charter)

235 W. Galena Street
Milwaukee, WI 53212
(Address of principal executive offices) (Zip code)

Constance Dye Shannon
UMB Fund Services, Inc.
235 W. Galena Street
Milwaukee, WI 53212
(Name and address of agent for service)

(414) 299-2295
Registrant's telephone number, including area code

Date of fiscal year end: November 30

Date of reporting period: November 30, 2016

Item 1. Report to Stockholders.

The registrant’s annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Investment Company Act”), is as follows:

CENTER COAST MLP FOCUS FUND
(Class A Shares: CCCAX)
(Class C Shares: CCCCX)
(Institutional Class Shares: CCCNX)

ANNUAL REPORT
November 30, 2016

Center Coast MLP Focus Fund
A series of Investment Managers Series Trust

Table of Contents

Shareholder Letter	1
Fund Performance	14
Schedule of Investments	16
Statement of Assets and Liabilities	19
Statement of Operations	20
Statements of Changes in Net Assets	21
Financial Highlights	22
Notes to Financial Statements	25
Report of Independent Registered Public Accounting Firm	36
Supplemental Information	37
Expense Example	42

This report and the financial statements contained herein are provided for the general information of the shareholders of the Center Coast MLP Focus Fund.  This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

www.libertystreetfunds.com

Center Coast MLP Focus Fund 2016 Annual Report	January 2017

January 24, 2017

Dear fellow shareholders:

Below you will find the Annual Report for the Center Coast MLP Focus Fund for the period ending November 30th, 2016.

PERFORMANCE OVERVIEW

The Fund’s no load Institutional Share Class (CCCNX) returned +8.46 net of expenses and corporate taxes for the twelve-month period ending November 30th, 2016. This can be compared to the total return, including dividends and capital gains reinvested, of +8.06% for the broader equity markets as represented by the Standard and Poor’s 500 Index (“S&P 500”) and the total return of +9.28% for the Alerian MLP Index (“AMZ”). This year’s annual report concluded the 71th month of the Fund’s existence, and since inception CCCNX has generated a cumulative total return of +24.16% and an annualized return of +3.73%.i

For the period ended 12/31/16, the Fund’s one-year total return for the Institutional Share was +15.51%, five-year cumulative return was +11.74%, and five-year annualized return was 2.25%. Since inception (12/31/10) the cumulative return was +29.07%, and the annualized return was +4.34%. Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than original cost. For the most recent month-end performance, please call (877) 766-0066. The Fund’s total operating expense ratio for the Institutional Share was 1.22% as stated in the current prospectus. As reflected in the financial statements accompanying this letter, the Fund’s actual total operating expense ratio for the Institutional Share for the fiscal year ended November 30, 2016 was 6.82%, which included a deferred tax expense of 5.61%. The Fund’s total expenses less the deferred tax expense was 1.21%. While the Fund’s investment advisor has contractually agreed, until March 31, 2017, to waive its fees or absorb expenses, excluding deferred income tax expenses, so that the total annual fund operating expense does not exceed 1.25%, such fee waiver or expense absorption was not necessary as the total annual fund operating expenses were below the 1.25% cap as of the Fund’s fiscal year end, November 30, 2016.

2016 SUMMARY OBSERVATIONSii

“It was the best of times, it was the worst of times.” Charles Dickens, A Tale of Two Cities

To say fiscal year 2016 was turbulent would be an understatement. The midstream world entered the year with one of the most negative headlines imaginable even just a few months prior: “Midstream Industry Bellwether Kinder Morgan Cuts Dividend.” It was just the start of a rollercoaster three months that included: tax-loss harvesting; headlines regarding counterparty risk; questions about midstream contract rejection and legal precedent; continued overhang from the Williams-Energy Transfer merger that was growing more hostile by the day; general panic about the crude markets; a declining rig count, and, ultimately; questions as to whether the MLP business model had fundamentally broken. All of these combined to send the AMZ Index barreling to a 7-year low of 203.36 on February 11, 2016.

But we write this letter to you today with distinct optimism less than 12 months after that February bottom—we believe that the midstream and Master Limited Partnership (“MLP”) business model is not broken. Fears about counterparty risk appear to be reduced because what we have maintained all along remains true— demand for cheap, North American commodities, both at home and abroad, continues to drive throughput on midstream assets. OPEC stepping in and agreeing to cut ~1.0 million barrels per day (“MMBPD”) of crude out of the global market has stabilized crude prices, potentially giving investors more confidence to allocate to the sector. Trump’s victory in the presidential race appears to have mitigated some of the more visible regulatory headwinds, and a principle part of his platform—to make U.S. infrastructure “great again” (sorry, we couldn’t resist)—should bode well for our sector. There was the first initial public offering since 2015 in September with NBLX, which priced outside of the range and gained 16% in its first day of trading, even though it was unable to launch its offering less than 12 months earlier. Fund flows, while still relatively light, seem to be trending in the right direction. And investors seemingly cannot get enough exposure to the Permian Basin (the “Permian”).

So, as we take you through our 2016 thoughts, we want our investors to be mindful of our perspective and experience navigating cycles as investment managers, and we would refer you to some of the text we wrote after the volatile Q1 2016, words which we still believe ring true:

“We are excited about the high-quality constituents that define the Fund, and we believe first quarter trends give us many reasons to be excited about the total return potential of the Fund over the coming years. Does the recent momentum and resumption of deal flow mean that there is a light at the end of the tunnel? Maybe—we certainly hope so. In the meantime, investors have been getting ‘paid to wait’ for a recovery while we continue to focus on the strategy that has worked for us since our inception—invest in high-quality assets that: (i) are critical to long-term U.S. oil and gas infrastructure needs; (ii) historically have generated stable, durable, and growing cash flows across various commodity cycles, and; (iii) are run by high-quality management teams.”

2016 YEAR IN REVIEW

Q1 – December 2015 through February 2016 (-14.56% total return by the Fund’s Institutional Share): The start of the first quarter was very difficult for MLP investors. Against a backdrop already defined by negative sentiment that was exacerbated by tax-loss harvesting, Kinder Morgan’s 75% dividend cut announcement sent shockwaves through the midstream industry. Just a couple weeks later the Federal Reserve announced its first interest rate hike in nearly a decade. Then when crude oil prices took a sharp nosedive to begin 2016, the midstream and MLP sector s experienced even more downward pressure. The AMZ troughed on the quarter at 203.36 on February 11th, 2016, -62.33% off the 2014 high. From that low, MLPs rebounded and exited the quarter with strong momentum.

Not many industry participants saw the Kinder Morgan dividend cut coming. After all, Kinder Morgan had long been the loudest cheerleader of the high cash-payout business model that differentiates and defines MLPs. Furthermore, in the months leading up to the dividend cut announcement, management made multiple assurances that the KMI dividend was not only secure but also poised to grow over the next 5 years. But on December 8, 2015, after a short but intense period of speculation, KMI’s hand was forced in large part due to a handful of small, fully debt-financed acquisitions. The formal reasons stated by management for the dividend cut were: avoiding issuing equity at depressed valuations; keeping the capital expenditure (“capex”) backlog intact, and; reducing leverage over the next several years to preserve investment grade ratings (which had recently been put on negative outlook after a small acquisition). The investor reaction was predictable. If Kinder Morgan were susceptible to a dividend cut, what does that mean for the rest of the industry? Is the high cash-payout/MLP business model broken? We now know that some of this reaction was overblown, but the initial reaction and skepticism is understandable (particularly in the context of the late 2015/early 2016 energy market).

In January, the Fund recorded the worst monthly performance of its history, -13.57%. Heading into January, we were cautiously optimistic that we might see another “January effect” rebound as tax loss harvesting abated and investors reallocated to an oversold space. But we were wrong. Why? Although KMI’s dividend cut was top of mind, we believe crude oil prices were the primary culprit for January performance. West Texas Intermediate (“WTI”) crude oil sank 10.5% in the first week of January, offsetting whatever pent-up demand there may have been for MLP equities. The correlation of daily price changes between the AMZ and WTI was near all-time highs throughout the quarter, but the January correlation was the second-highest monthly correlation in the past 5 years (only trailing November 2014, the month OPEC decided to maintain its production quota). We’ve often complained about the irrational correlation of crude oil prices to our diversified, fee-based, and stable MLPs, but, this too was (somewhat) understandable given the concerns about counterparty bankruptcy and midstream contract integrity that accompanied such drastic commodity price volatility. We believe that most investors now have a better understanding of the sanctity of midstream contracts and the critical nature of midstream assets (even in bankruptcy); and, as painful as it may have been, better investor understanding and solid financial performance through extreme volatility should prove to be a long-term positive for well-positioned midstream assets.

The combination of the Kinder Morgan dividend cut, the Fed’s interest rate hike and the sharp decline in crude oil prices resulted in one of the most painful and volatile quarters on record. Large daily price movements became commonplace. During the first quarter alone, there were 16 days with moves of +/- 5.0% or more for the AMZ. This is more than there were during all of 2008 and more than double the amount that occurred during the six-year period from 2009 through 2014. But, just as in those other turbulent times, we often reminded ourselves that “this too shall pass.” And it did. Momentum shifted in mid-February and those painful first quarter lows were never retested in 2016.

Q2 – March 2016 through May 2016 (+19.70% total return by the Fund’s Institutional Share): The MLP market finally found some firm, if nervous, footing in the second quarter. After the fever-pitch panic described in the preceding section abated, a period of positive momentum ensued, with rising commodity prices leading to improved investor sentiment. Crude oil continued its reign as the primary driver of market performance, for better or for worse, with a 45.5% move up in price, but other energy commodities also fared well during the quarter. Weekly natural gas injections consistently came in below historical norms due to slowing production and a hot summer forecast, driving prices up 29.0%. In addition, the composite natural gas liquid (“NGL”) barrel increased in price by 31.6%, led by a 42.8% increase in the price of ethane, a commodity that has spent the last couple of years at a level that incentivizes rejection over extraction.

The rise in commodity prices led to a noticeable improvement in investor sentiment that benefited MLPs in several different ways. First and foremost (and most obviously), MLP equities performed well—we were pleased with the Fund’s double-digit return during the second quarter. Additionally, some of the more valid, hot-button investor concerns that severely pressured certain lower quality MLPs over the previous five quarters appeared to take a back seat as the industry backdrop improved. Many of these “riskier” or more volatile MLPs—those with revenue streams directly linked to commodity prices or those with greater exposure to lower-quality upstream producers, for example—ended up outperforming on the quarter.

Importantly, better sentiment also brought in more fund flows, and the door to capital markets access pushed open a little wider. In the preceding quarter, MLPs did not raise any equity in conventional follow-on markets, a shocking fact considering primary equity follow-ons have long been a pillar of MLP success (at-the-market programs have become a much larger part of the MLP financing model over the past couple of years). The second quarter marked a watershed moment after first quarter’s drought, as midstream entities raised $1.8bn through these conventional means. The conventional follow-on market ultimately stayed open for the rest of the year, with an additional $3.9bn raised in Q3 and Q4—a far cry from the nearly $15 billion that was raised in 2014, but a pivotal step in the right direction. In the second quarter, however, equity deals of scale were mostly limited to high-quality midstream companies and a number of our constituents were able to access the markets to fund organic growth, drop-downs, and balance sheet improvement. We were excited that the Fund’s constituents were able to access affordable capital yet again as we think this is an important, distinguishing factor of the Fund.

The quarter also delivered a large-scale Merger & Acquisition (“M&A”) transaction, re-kindling consolidation rumors just as the Energy Transfer-Williams relationship was publicly combusting. Specifically, on March 17, 2016, TransCanada Corp, (NYSE: TRP) announced its intent to acquire Columbia Pipeline Group (NYSE: CPGX) and its highly-coveted Northeast natural gas pipeline footprint in an all-cash transaction valued at $13 billion (an 11% premium to the prior day’s close). Meanwhile, the Energy Transfer-Williams drama, which had weighed on performance for the better part of the year, saw an escalating war of words that turned into a suit and countersuit by the end of May. The drama dragged on into June before the deal was mercifully put out of its misery by a Delaware judge, ending nine months of speculation fodder and finally allowing the respective parties, and their investors, to go their separate ways.

When the dust settled on Q2, the indiscriminate, break-neck pace with which market values deteriorated in Q1 was matched by Q2’s rebound before giving way to a more lethargic summer, with winners and losers once again being selected on company-specific (if sometimes misguided) merits and faults.

Q3 – June 2016 through August 2016 (+3.66% total return by the Fund’s Institutional Share): Compared to the first and second quarters, the third quarter was much less volatile in terms of market performance. What was critical about Q3, however, was the apparent development of distinct, investable themes (i.e. Permian, long ethane) that helped to drive relative outperformers through the end of the year. From a macro perspective, Brexit was the global headline that drove market volatility early in the quarter, pressuring commodities as demand speculation drove crude from its early June high above $50 back into the $30s by early August. While it is our belief that Brexit did cause some short-term volatility via related impacts on the commodity markets, it should not affect long-term supply-demand fundamentals—Britain and the rest of Europe will still require energy regardless of where their political affiliations lie.

While Brexit may have been a blip on the midstream radar, oil & gas buzzwords like Permian, ethane, STACK/SCOOP1, incentive distribution right (“IDRs”) extinguishment, etc. started gaining serious traction as market sentiment transitioned from cautious to optimistic. IDR extinguishment certainly feels like a topic du jour after multiple GP/LP combinations in 2014, 15, and 16 (Targa, Kinder, SEMG, just to name a few), but the major attraction in Q3 was what the ultimate resolution would be to the Plains family simplification analysis. In early July, PAA, the largest crude pipeline operator in the country, announced a 21% reduction to its Q1 distribution and the elimination of its general partner and IDR interests, measures which we think help PAA shore up its balance sheet and achieve a lower cost of capital which should enable it to compete better long-term with its large-cap competitors. PAA outperformed the AMZ index by ~7.0% the day of the announcement and continued its solid performance through the remainder of the year. Since then, the Williams family of companies have followed suit with a transaction of similar structure; MPLX has announced a future buyout of its IDRs from its parent MPC, and multiple other MLPs have publicly stated their intent to analyze IDRs' existence in their capital structure.

As an aside, we think our investors should be aware of our philosophy on the presence of IDRs in the MLP structure. Although we do think IDRs serve an important purpose in the early stages of an MLP—they incentivize growth for both the LP and GP—eventually (if the MLP has been successful in growing its distribution and hopefully generated some return for its investors along the way), simple math dictates that at some point IDRs may become a burden on cost of capital for some MLPs. At that point, there are multiple measures that can be taken to fix the problem (IDR waivers, IDR reset, rolling up the MLP into the GP, MLP buyout of the IDRs, etc.).

Another inescapable theme these days is the Permian Basin, occasionally dubbed “Permania.” Upstream producers have led the craze for Permian exposure, and they have been paying high prices for acreage and providing multi-year capital programs and production growth forecasts—all despite the current crude price environment. The excitement surrounding the Permian has trickled its way down to the midstream players, which has translated into significant outperformance for certain names relative to the AMZ index. To the extent the Permian lives up to the hype (we always believe a certain degree of skepticism is necessary), we believe the Fund is well-positioned to benefit through its ownership in EPD, PAA, TRGP, SXL, WES, and ENLK. This list of names is not exhaustive, by any means, but we think it is important to note that each has alternative sources of cash flow if the Permian doesn’t translate into the hockey stick-like growth being cited by many producers. Importantly, these diversified midstream companies have generated cash flows that were often backed by long-term contracts and each has assets that appear likely to benefit from industry tailwinds other than the Permian, like: Gulf Coast NGL fractionation, logistics, and export businesses (EPD, TRGP, WES); STACK/SCOOP footprint (ENLK); and demand-oriented Northeast NGL network (SXL).

While we have discussed IDRs and the Permian at length, investor fervor for other themes drove certain names higher, like ethane (DPM, TRGP, OKS) and STACK/SCOOP (ENLK, ENLC), just to name a couple. They were firmly established during Q3 and their importance to performance cannot be understated; however, we think they were ultimately overshadowed by the positive impacts the U.S. presidential election and the OPEC cut had on the broader space during the last quarter.

[1]	STACK/SCOOP references oil & gas producing regions in Central Oklahoma

Q4 – September 2016 through November 2016 (+2.30% total return by the Fund’s Institutional Share): The fiscal fourth quarter was one that was primarily dominated by two global news headlines: OPEC and Trump. September was a choppy month but started off the quarter with a loud bang when Enbridge Inc. (NYSE: ENB) and Spectra Energy Corp (NYSE: SE) announced a merger agreement that would create the largest energy infrastructure company in North America. The announcement spurred M&A excitement in the midstream sector as potential acquisition targets (ENBL, WMB, and TRGP, among others) were all driven higher on the news. The rally was short-lived, however, as the crude markets and OPEC began to steal headlines and drive volatility throughout the rest of the fiscal quarter. While OPEC initially agreed to limit oil production to 32.5-33.0 MMBPD (vs. output of 33.2 MMBPD at the time) in Algiers at the end of September, frequent, often contradictory headlines out of Algiers or Vienna or Riyadh or Moscow and questions around how a cut would be implemented created quick shifts in crude prices that drove daily performance through the end of October. The AMZ’s correlation to daily changes in crude prices was near 0.70 from the middle of September up until the US election in early November, near some of the higher monthly correlations we had seen earlier in the year.

A fundamental shift occurred in the global markets and the U.S. energy industry, in particular, on the night of November 7th when it became clear that Donald Trump would become the next President of the United States of America. The week of the election the AMZ rallied +2.6%, providing a major uplift for names that had recently faced environmental and regulatory hurdles. We think investors largely expect the Trump administration to be a positive catalyst for the energy sector by potentially loosening what appears to be a tightening federal regulatory environment. The President-elect, for example, has publicly indicated that the Dakota Access Pipeline (“DAPL”) would be able to march forward soon after taking office, even though we remain cautious that the court system could create further delays in its eventual approval. Still, we generally expect that projects that were on the fringe of being approved by regulatory bodies should face a friendlier federal environment when Trump takes office. Strengthening our conviction in his pro-infrastructure platform are just a few of the pro-energy names he has nominated to join his administration: former Exxon CEO Rex Tillerson as Secretary of State; former Texas governor Rick Perry as Department of Energy head, and; former Oklahoma attorney general Scott Pruitt as the head of the EPA.

Despite all the seemingly positive momentum for the midstream space in the weeks following Trump’s election, not all of the fallout was positive. Interest rates spiked upon his election, creating a short-term headwind for MLPs, in our view. At that point in time, yield spreads relative to other income-oriented securities (the 10-year, municipal bonds, high yield, utilities) were still outside historical norms even though the market appeared to be punishing MLPs for this quick rise in rates. Adding to this mid-November volatility was more noise from the Energy Transfer family of companies. Before the market opened on the morning of November 21st, SXL announced that it would merge with affiliate ETP in an equity-for-equity deal that would result in a backdoor distribution cut for ETP unitholders. We think this effective cut was largely unanticipated by ETP unitholders, and because ETP and SXL have such a high weighting in the AMZ Index, served as a bit of an anchor on performance for the remainder of Q4.

Eventually, the OPEC announcement on November 30th dwarfed everything else that happened during Q4 (and maybe all of 2016), turning what would have been a red quarter into the black on the last day of the fiscal year. After many days of speculation, a deal was formally announced by OPEC that called for an output cap of 32.5 MMBPD – in line with September’s Algiers Accord. The individual member countries agreed to cut production by roughly 4.5% across the board with the effective elimination of 1.2 MMBPD from the global market starting January 1, 2017. Further supporting crude prices that day was the announcement of a 600 MBPD non-OPEC cut, primarily led by Russia. The combined cut was undoubtedly a near-term positive for the energy sector and resulted in a near 10% gain in crude prices the day of the announcement. MLPs similarly rallied, with the AMZ gaining 3.59% the final day of the quarter. What a way to end a wild year!

2016 Fund Contribution Analysis2

The Fund’s top 5 contributors for the fiscal year 2016 were all beneficiaries of the “risk-on”3 trade that kicked off in the second quarter and defined much of the year. In addition, the Fund opened or added to positions in several of these names during the December-February market dislocation.

•	All five of the names entered the fiscal year with distribution rates in excess of 9.25%, roughly 150 basis points higher than what we had deemed as a historical norm for similar cash flow profiles.
•
TRGP was not in the portfolio at the beginning of the year; however, its LP subsidiary NGLS was a top holding. NGLS merged into TRGP in a stock-for-unit exchange on February 17th, less than a week after the market’s bottom, marking the Fund’s entry into TRGP at a very opportune time.

•
PAA was an overweight holding entering the year. The Fund added to its position throughout the early part of the year, briefly bringing it up to a top holding to capture the effects of its restructuring and to capture market excitement around PAA’s franchise position in the Permian.

•
OKS was a top holding entering the year due to what we believed was a dislocated valuation at the time (distribution rate of 10.5%). As OKS began materially outperforming its peer group throughout the middle part of the year, we started trimming our exposure and reallocating the proceeds to other opportunities. OKS was up just over 50% on the fiscal year as excitement started to build around the impact of increasing ethane recovery on OKS’s NGL pipeline system.

•
NS was an overweight holding entering the year, at which time it had a 10.9% distribution rate. NS participated in the “risk-on” recovery, though at a slower pace than some peers, allowing us to opportunistically add to our position throughout the year. NS was up 32% on the year.

[2]	Fund Contribution is the return of a security multiplied by the security’s average weight in the portfolio or benchmark over a specific time period (fiscal year 2016, in this case).
[3]
Please refer to the second quarter commentary where we discussed the “risk-on recovery trade” at length, characterizing it as a market bias for MLPs most severely impacted by the commodity price downturn of November 2014 to February 2016 (e.g., those with revenue streams directly linked to commodity prices and with greater exposure to upstream producers and production)

•
The Fund’s position in MPLX increased significantly on December 4th, 2015, when MPLX absorbed Markwest Energy Partners, L.P. (formerly MWE) in a unit-for-unit transaction. After MPLX units plummeted into February 11th, the Fund added to its position, increasing MPLX to a top holding over the course of the year. Though MPLX had a negative total return over the course of the fiscal year, it showed up as a top Fund contributor based the timing of additions throughout the year.

Of the bottom five contributors, only one (PSXP) has been in the portfolio past February of 2016.

•	As already detailed above, NGLS’s losses were reversed with TRGP’s performance.
•
MWE was acquired by MPLX just four days into the fiscal year, but due to the December volatility generated modest losses in those four days. Those losses were overturned with MPLX’s eventual contribution for the year.

•
KMI was removed from the portfolio in December as the Fund mitigated the impact of KMI’s dividend cut. A silver lining to KMI’s December volatility was that it brought the rest of the space down with it, allowing the Fund to replace the distribution stream by adding to other high payout names.

•	WPZ was likewise removed in early 2016 due to counterparty, rating agency, and M&A concerns that created uncertainty around the sustainability of its distribution.
o
We ultimately used the proceeds from the sales of KMI and WPZ to open or increase positions in high-distribution rate companies that went on to have a great remainder of the year. In KMI’s case, we allocated a significant portion of the proceeds from the sale of KMI stock to Kinder Morgan’s newly issued preferred shares, which ended up returning 45% for the Fund. WPZ sale proceeds were reallocated to names such as NS and PAA, detailed in the Top 5 analysis.

•
PSXP entered the year as a basket position in the Fund and returned -19% over the course of the year. Roughly midway through the year, we added to the position in response to the weakness in the high-growth/sponsored drop-down sector.

2017 OUTLOOK

When compared to the ominous start to 2016, 2017 is beginning on a decidedly more positive note. The OPEC announcement and the positive overall market reaction to Trump’s election have brought a sense of refreshed optimism for our space. Importantly, drilling activity has increased in certain areas as producers react to cost, efficiency and price, with the Permian leading the way. Growth projects continue to come online and downstream demand continues to drive additional midstream infrastructure needs. The regulatory environment, while still uncertain, appears poised to be friendlier under a new administration. And finally, valuations still appear attractive following positive 2016 results and incorporating a brighter 2017 outlook.

Any discussion of 2017 outlook needs to include the Permian (yes, again). As mentioned earlier, the Permian has garnered a lot of attention with all of the upstream M&A and rig activity. In the past 6 months there has been a flurry of M&A in the Permian marked by 13 large scale acquisitions ranging from $21k per acre to $56k per acre. Over roughly the same period of time, rig activity has increased from a trough rig count of 137 to 228 rigs as of November 30, a 66% increase. This activity obviously is a result of improved pricing but is also a result of reduced drilling costs and improved efficiencies. For example, Pioneer Resources has been able to cut drilling times in half while achieving greater than 40% increases in well productivity. These efficiency improvements have led the U.S. Energy Information Administration (EIA) to forecast a ~37mpbd increase in Permian January output, which would be the largest month-over-month gain since February and implies ~200 MBPD of year-over-year growth. Such growth now brings the conversation of a previous oversupply of Permian crude oil pipeline takeaway capacity to a possible shortage by end of 2017.

2017 should also see a slew of multi-billion dollar projects coming online, ranging from Northeast natural gas transmission lines to propane dehydrogenation facilities. These projects, along with drop-down acquisitions, potentially position Fund constituents to grow cash flow throughout the year. Meanwhile, downstream demand for cheap natural gas and natural gas liquids, both domestically and abroad, continues to drive midstream infrastructure. According to a 2016 study by the Interstate Natural Gas Association of America (INGAA), The U.S. and Canada will require annual average midstream natural gas, crude oil and natural gas liquids midstream infrastructure investment of about $26 billion per year, or $546 billion total over the 21-year period from 2015 through 2035.

As always, potential projects will continue to face hurdles presented by government agencies and the environmental lobby. 2016 was an eventful year on the regulatory front culminating with the Army Corps of Engineers denial of an easement through Lake Oahe for DAPL. This denial delays the completion of the $3.8 billion project into 2017 and is the latest infrastructure-asset-turned-political-football. Following Trump’s election, expectations are building that federal regulatory decisions will once again shift away from the environmentalists back to infrastructure operators. Additionally, tax reform seems to be a top agenda item for the Trump administration and is something that we are monitoring closely. Even though the range of potential outcomes is quite wide, we would be surprised if the effect were not a net positive for infrastructure and energy.

Despite the decided positive shift in sentiment, from a valuation perspective we exit the year at almost the exact same place we entered it. The AMZ closed on November 30th, 2016 at 302.82, not even 1% higher than where it was on the same day in 2015, when it closed at 300.57. The distribution rate of 7.4% for the Fund’s underlying holdings as of November 30, 2016 remained well above the AMZ’s 3-year historical average distribution rate of 5.3%. Further, the AMZ’s year-end distribution rate spread to various fixed-income securities remained elevated as of November 30, 2016, whether the comparison is to treasuries, municipal bonds, utilities, or the high yield bond index, MLPs were trading lower than where they had traded historically. We think the implied undervaluation provides a compelling investment thesis, further buoyed by the high-single digit current distribution rate.

CONCLUSION

As detailed throughout this letter, MLPs (and consequently our Fund strategy) endured a turbulent fiscal year. Sentiment was low heading into December 2015, with investors concerned about commodity price uncertainty, counterparty risk and balance sheet constraints—all concerns that ultimately questioned the stability of MLP distributions. These concerns intensified in the first few months of the year, as crude skidded to a bottom in early 2016 and pundits speculated that KMI’s high profile dividend cut might usher in an era of large-scale distribution cuts. It’s quite remarkable how things have changed since then.

OPEC appears to be buoying the crude markets (and prices), which may be on the brink of supply/demand balance even if OPEC’s execution disappoints. A cold, early winter and continuing coal-to-gas switching is providing tailwinds to natural gas prices. Similarly, increasing downstream demand has caused natural gas liquids prices to rise. Meanwhile, producers are more nimble and more efficient than ever, a Darwinian side effect from the commodity price shock of 2015-2016.

A small handful of MLPs did cut their distributions this year, but the vast majority again weathered the storm with resilient operating cash flows—the business model worked. In the Fund specifically, there were very few distribution cuts: KMI as discussed prior; Martin Midstream Partners L.P., which was a 1.05% position at the time of the cut; and PAA, which was a restructuring, and discussed previously. The remainder of the Fund’s holdings were able to either maintain their distributions or in some cases actually increase them. This is a hallmark of our investment process in attempting to identify potentially stable and durable cash flows even in uncertain markets.

For the sector in general, distribution cuts, outside of a few small oddballs, appear to be in the rearview mirror. In addition, the minority of companies that needed to restructure balance sheets or IDRs have done so, and they look to enter 2017 with a competitive cost of capital to compete for future growth projects. Anecdotally, the sentiment around the industry is unquestionably positive, a far cry from where we were at the beginning of the year. As both portfolio managers and Fund shareholders, we continue to look forward to valuations normalizing and the potential for stable, growing cash flows being rewarded in the market yet again.

We appreciate your investment with us.

Best Regards,

Dan C. Tutcher Principal & Portfolio Manager		Robert T. Chisholm Principal & Portfolio Manager
Jeff A. Jorgensen Portfolio Mananger & Director of Research

IMPORTANT RISKS AND DISCLOSURES

The views expressed in this report reflect those of the Fund’s Sub‐Advisor as of the date this is written and may not reflect its views on the date this report is first published or anytime thereafter. These views are intended to assist shareholders in understanding the Fund’s investment methodology and do not constitute investment advice. This report may contain discussions about investments that may or may not be held by the Fund as of the date of this report. All current and future holdings are subject to risk and to change. To the extent this report contains forward looking statements, unforeseen circumstances may cause actual results to differ materially from the views expressed as of the date this is written.

An investment in the Center Coast MLP Focus Fund is subject to risk, including the possible loss of principal amount invested and the following risks which are more fully described in the prospectus. The Fund concentrates in Master Limited Partnerships (MLPs), which involve additional risks to those from investments in common stock, including but not limited to cash flow risk, tax risk, and risks associated with limited voting rights. In order to provide professional management of a portfolio comprised primarily of MLP investments in a mutual fund format, the Fund is structured as a “C” Corporation. Therefore, unlike most other open-end mutual funds, the Fund will accrue and pay federal, state and local income taxes on its taxable income, if any, at the Fund level, which will ultimately reduce the returns that the shareholder would have otherwise received. Additionally, on a daily basis the Fund’s net asset value per share (“NAV”) will include a deferred tax expense (which reduces the Fund’s NAV) or asset (which increases the Fund’s NAV, unless offset by a valuation allowance). To the extent the Fund has a deferred tax asset, consideration is given as to whether or not a valuation allowance is required. The Fund’s deferred tax expense or asset is based on estimates that could vary dramatically from the Fund’s actual tax liability/benefit, and therefore, could have a material impact on the Fund’s NAV. The Fund, unlike the MLPs in which it invests which are treated as partnerships for U.S. Federal income tax purposes, is not a pass-through entity. Consequently, the tax characterization of the distributions paid by the Fund, such as dividend income or return of capital, may differ greatly from those of its MLP investments. An investment in the Fund does not provide the same tax benefits as a direct investment in an MLP.

The Fund currently anticipates paying cash distributions at a rate that over time is similar to the distribution rate the Fund receives from the MLPs in which it invests, without offset for the expenses of the Fund. The Fund may maintain cash reserves, borrow or sell certain investments at less desirable prices in order to pay the expenses of the Fund. Because the Fund’s distribution policy takes into consideration estimated future cash flows from its underlying holdings, and to permit the Fund to maintain a stable distribution rate, the Fund’s distributions may not represent yield or investment return on the Fund’s portfolio. To the extent that the distributions paid exceed the distributions the Fund has received, the distributions will reduce the Fund’s net assets. The Fund is not required to make distributions and in the future could decide not to make such distributions or not to make distributions at a rate that over time is similar to the distribution rate it receives from the MLPs in which it invests.

It is expected that a portion of the distributions will be considered tax deferred return of capital (ROC). ROC is tax deferred and reduces the shareholder’s cost basis (until the cost basis reaches zero); and when the Fund shares are sold, if the result is a gain, it would then be taxable to the shareholder at the capital gains rate. Any portion of distributions that is not considered ROC is expected to be characterized as qualified dividends for tax purposes. Qualified dividends are taxable in the year received and do not serve to reduce the shareholder’s cost basis. The portion of the Fund’s distributions that may be classified as ROC is uncertain and can be materially impacted by events that are not subject to the control of the Fund’s advisor or sub-advisor (e.g. mergers, acquisitions, reorganizations and other capital transactions occurring at the individual MLP level, changes in the tax characterization of distributions received from the MLP investments held by the Fund, changes in tax laws, etc.). The ROC portion may also be impacted by the Fund’s strategy, which may recognize gains on its holdings. Because of these factors, the portion of the Fund’s distributions that are considered ROC may vary materially from year to year. Accordingly, there is no guarantee that future distributions will maintain the same classification for tax purposes as past distributions.

The MLPs owned by the Fund are subject to regulatory and tax risks, including but not limited to changes in current tax law which could result in MLPs being treated as corporations for U.S. federal income tax purposes or the elimination or reduction of MLPs tax deductions, which could result in a material decrease in the Fund’s NAV and/or lower after-tax distributions to Fund shareholders.

As a non‐diversified fund, the Fund may focus its assets in the securities of fewer issuers, which exposes the Fund to greater market risk than if its assets were diversified among a greater number of issuers. A substantial portion of the MLPs within the Fund are primarily engaged in the energy sector. As a result, any negative development affecting that sector, such as regulatory, environmental, commodity pricing or extreme weather risk, will have a greater impact on the Fund than a fund that is not over‐weighted in that sector. Accordingly, the Fund may not be suitable for all investors. Investors should read the prospectus carefully and should consult with their tax, accounting or financial consultants before investing.

The S&P 500 Index is a broad‐based, unmanaged measurement of changes in stock market conditions on the average of 500 widely held common stocks. The Alerian MLP Index is a market-cap weighted, float-adjusted index which tracks the performance of the 50 most prominent energy Master Limited Partnerships. Unlike the Fund, the Alerian MLP Index is not structured as a C-corporation. One cannot invest directly in an index. The Permian Basin is a large oil and natural gas producing area located in Texas and New Mexico. Tax loss harvesting is the practice of selling a security that has experienced a loss. By realizing, or “harvesting,” a loss, an investor may be able to offset gains on other investments. Incentive Distribution Rights (IDRs) allow the general partner to receive an increasing percentage of quarterly distributions after the minimum quarterly distribution and target distribution thresholds have been achieved.

[i]	Total return is based on the combination of capital gain and return of capital distributions, if any. Total returns are net of fees and expenses.
ii	Index of Company References
Columbia Pipeline Group Inc (NYSE: CPGX)
DCP Midstream Partners, LP (NYSE: DPM)
Enable Midstream Partners LP (NYSE: ENBL)
Enbridge Inc. (NYSE: ENB)
Energy Transfer Equity, L.P. (NYSE: ETE), "Energy Transfer"
Energy Transfer Partners, L.P. (NYSE: ETP)

EnLink Midstream LLC (NYSE: ENLC)
EnLink Midstream Partners, L.P. (NYSE: ENLK)
Enterprise Products Partners L.P. (NYSE: EPD)
Exxon Mobil Corporation (NYSE: XOM), "Exxon"
Kinder Morgan Inc (NYSE: KMI), "Kinder Morgan"
Magellan Midstream Partners, L.P. (NYSE: MMP)
Marathon Petroleum Corporation (NYSE: MPC)
MarkWest Energy Partners, L.P. (NYSE: MWE)
Martin Midstream Partners, L.P. (NYSE: MMLP) MPLX LP (NYSE: MPLX)
Noble Midstream Partners LP (NYSE: NBLX)
NuStar Energy L.P. (NYSE: NS)
ONEOK Partners, L.P. (NYSE: OKS)
Phillips 66 Partners LP (NYSE: PSXP)
Pioneer Natural Resources Company (NYSE: PXD), "Pioneer Resources"
Plains All American Pipeline, L.P. (NYSE: PAA)
Plains GP Holdings LP Class A (NYSE: PAGP)
SemGroup Corporation (NYSE: SEMG)
Spectra Energy Corp (NYSE: SE)
Sunoco Logistics Partners L.P. (NYSE: SXL)
Targa Resources Corp. (NYSE: TRGP), "Targa"
Targa Resources Partners LP (NYSE: NGLS)
TransCanada Corporation (NYSE: TRP)
Western Gas Partners, LP (NYSE: WES)
Williams Companies, Inc. (NYSE: WMB), "Williams"
Williams Partners, L.P. (NYSE: WPZ)

Center Coast MLP Focus Fund
FUND PERFORMANCE at November 30, 2016 (Unaudited)

This graph compares a hypothetical $1,000,000 investment in the Fund’s Institutional Class shares, made at its inception, with a similar investment in the S&P 500® Index and the Alerian MLP Index. The performance graph above is shown for the Fund’s Institutional Class shares; Class A shares and Class C shares performance may vary. Results include the reinvestment of all dividends and capital gains.

The S&P 500® Index is a market weighted index composed of 500 large capitalization companies. The Alerian MLP index is a composite of the 50 most prominent master limited partnerships calculated using a float-adjusted, capitalization-weighted methodology. These indices do not reflect expenses, fees or sales charge, which would lower performance. The indices are unmanaged and it is not possible to invest in an index.

Average Annual Total Returns as of November 30, 2016
	1 Year	3 Years	5 Years	Since Inception	Inception Date
Before deducting maximum sales charge
Class A¹	8.17%	-2.39%	2.81%	3.53%	12/31/10
Class C²	7.40%	-3.11%	2.06%	2.70%	12/31/10
Institutional Class³	8.46%	-2.14%	3.06%	3.73%	12/31/10
After deducting maximum sales charge
Class A¹	1.91%	-4.29%	1.60%	2.50%	12/31/10
Class C²	6.42%	-3.11%	2.06%	2.70%	12/31/10
S&P 500® Index	8.06%	9.07%	14.45%	12.28%	12/31/10
Alerian MLP Index	9.28%	-6.64%	2.51%	3.41%	12/31/10

The performance data quoted here represents past performance and past performance is not a guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. The most recent month end performance may be obtained by calling (877) 766-0066.

The Fund’s expense ratios were 1.47%, 2.22% and 1.22%, for the Class A shares, Class C shares and Institutional Class shares, respectively, and the deferred tax benefit was (14.59%) for each of the Fund’s Class A, Class C and Institutional Shares, which were the amounts stated in the current prospectus as of the date of this report. For the Fund’s current one year expense ratios, please refer to the Financial Highlights section of this report. While the Fund’s Advisor has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that total annual fund operating expenses do not exceed 1.50%, 2.25%, and 1.25% of average daily net assets of the Class A Shares, Class C Shares, and Institutional Class Shares, such fee waiver of expense absorption was not necessary for the year ended November 30, 2016, as the annual fund expenses for each share class fell below its respective threshold. This agreement is in effect until March 31, 2017, and it may be terminated before that date only by the Trust’s Board of Trustees. The Fund’s advisor is permitted to seek reimbursement from the Fund, subject to limitations, of fees waived or payments made to the Fund for a period ending three full fiscal years following the fiscal year in which such reimbursements occurred.

Center Coast MLP Focus Fund
FUND PERFORMANCE at November 30, 2016 (Unaudited) - Continued

¹
Maximum initial sales charge for Class A shares is 5.75%. No sales charge applies to purchase of $1 million or more, but a contingent deferred sales charge (“CDSC”) of 1.00% will be imposed on certain redemptions of such shares within 12 months of the date of purchase.

²	No initial sales charge applies on Class C shares investments, but a CDSC of 1.00% will be imposed on certain redemptions of shares within 12 months of the date of purchase.
³	Institutional Class shares do not have any initial or contingent deferred sales charge.

Returns reflect the reinvestment of distributions made by the Fund, if any. The graph and the performance table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Center Coast MLP Focus Fund
SCHEDULE OF INVESTMENTS
As of November 30, 2016

Number of Shares		Value

	COMMON STOCKS – 7.8%
	MIDSTREAM C-CORPS – 7.8%
3,792,462	Targa Resources Corp.	$202,100,300

	TOTAL COMMON STOCKS (Cost $65,563,704)	202,100,300

	MASTER LIMITED PARTNERSHIP SHARES – 90.6%
	COMPRESSION – 0.6%
915,705	USA Compression Partners LP	16,418,591

	DIVERSIFIED MIDSTREAM – 28.3%
8,570,917	Enterprise Products Partners LP	222,243,878
6,578,163	MPLX LP	216,092,654
1,783,400	ONEOK Partners LP	74,546,120
4,764,552	Tesoro Logistics LP	224,553,336
		737,435,988
	E&P-SPONSORED GATHERING & PROCESSING – 11.4%
10,659,407	EnLink Midstream Partners LP	186,752,811
1,914,477	Western Gas Partners LP	109,259,202
		296,012,013
	FUEL DISTRIBUTION & MARKETING – 0.8%
909,049	Sunoco LP	21,908,081

	GATHERING & PROCESSING – 7.4%
1,258,297	Crestwood Equity Partners LP	28,185,853
3,233,240	DCP Midstream Partners LP	111,967,101
1,657,322	Enable Midstream Partners LP	25,887,370
1,123,032	Summit Midstream Partners LP	25,212,068
		191,252,392

	LARGE-CAP PETROLEUM TRANSPORTATION & STORAGE – 27.0%
2,252,138	Buckeye Partners LP	144,902,559
1,602,942	Magellan Midstream Partners LP	111,003,734
3,952,054	NuStar Energy LP1	188,671,058
4,669,336	Plains All American Pipeline LP	153,854,621
4,420,103	Sunoco Logistics Partners LP	104,712,240
		703,144,212
	NATURAL GAS TRANSPORTATION & STORAGE – 9.9%
2,610,590	Spectra Energy Partners LP	110,923,969
2,733,789	TC Pipelines LP	145,300,885
		256,224,854
	OTHER FEE-BASED – 0.4%
549,707	Martin Midstream Partners LP	9,345,019

Center Coast MLP Focus Fund
SCHEDULE OF INVESTMENTS – Continued
As of November 30, 2016

Number of Shares

	MASTER LIMITED PARTNERSHIP SHARES (Continued)
	SPONSORED PETROLEUM TRANSPORTATION & STORAGE – 4.8%
1,371,403	PBF Logistics LP1	$25,576,666
1,619,012	Phillips 66 Partners LP	73,066,011
933,522	Shell Midstream Partners LP	25,746,537
		124,389,214
	TOTAL MASTER LIMITED PARTNERSHIP SHARES (Cost $2,155,948,474)	2,356,130,364

	PREFERRED STOCKS – 0.7%
	E&P-SPONSORED GATHERING & PROCESSING – 0.7%
457,340	Anadarko Petroleum Corp.[2]	18,933,876

	TOTAL PREFERRED STOCKS (Cost $13,883,494)	18,933,876

Principal Amount

	SHORT-TERM INVESTMENTS – 1.0%
$26,722,869	UMB Money Market Fiduciary, 0.01%[3]	26,722,869

	TOTAL SHORT-TERM INVESTMENTS (Cost $26,722,869)	26,722,869

	TOTAL INVESTMENTS – 100.1% (Cost $2,262,118,541)	2,603,887,409
	Liabilities in Excess of Other Assets – (0.1)%	(1,541,492)

	TOTAL NET ASSETS – 100.0%	$2,602,345,917

LP – Limited Partnership
[1]	Affiliated company.
[2]	Convertible security.
[3]	The rate is the annualized seven-day yield at period end.

See accompanying Notes to Financial Statements.

Center Coast MLP Focus Fund
SUMMARY OF INVESTMENTS
As of November 30, 2016

Security Type/Sector	Percent of Total Net Assets
Master Limited Partnership Shares
Diversified Midstream	28.3%
Large-Cap Petroleum Transportation & Storage	27.0%
E&P-sponsored Gathering & Processing	11.4%
Natural Gas Transportation & Storage	9.9%
Gathering & Processing	7.4%
Sponsored Petroleum Transportation & Storage	4.8%
Fuel Distribution & Marketing	0.8%
Compression	0.6%
Other Fee-based	0.4%
Total Master Limited Partnership Shares	90.6%
Common Stocks
Midstream C-Corps	7.8%
Total Common Stocks	7.8%
Preferred Stocks
E&P-sponsored Gathering & Processing	0.7%
Total Preferred Stocks	0.7%
Short-Term Investments	1.0%
Total Investments	100.1%
Liabilities in Excess of Other Assets	(0.1)%
Total Net Assets	100.0%

See accompanying Notes to Financial Statements.

Center Coast MLP Focus Fund
STATEMENT OF ASSETS AND LIABILITIES
As of November 30, 2016

Assets:
Investments at fair value - see accompanying Schedule of Investments:
Unaffiliated companies (cost $2,073,854,077)	$2,389,639,685
Affiliated companies (cost $188,264,464)	214,247,724
Total (cost $2,262,118,541)	2,603,887,409
Receivables:
Fund shares sold	6,981,901
Dividends and interest	429,019
Prepaid assets	142,352
Total assets	2,611,440,681

Liabilities:
Payables:
Fund shares redeemed	5,372,612
Advisory fees	2,073,435
Distribution fees - Class A & Class C (Note 6)	728,084
Shareholder servicing fees (Note 7)	227,887
Fund administration fees	162,372
Transfer agent fees and expenses	71,815
Fund accounting fees	55,666
Custody fees	12,797
Auditing fees	28,230
Chief Compliance Officer fees	2,473
Trustees' fees and expenses	2,369
Franchise tax payable	194,128
Accrued other expenses	162,896
Total liabilities	9,094,764

Net Assets	$2,602,345,917

Components of Net Assets:
Paid-in capital (par value of $0.01 per share with an unlimited number of shares authorized)	$2,705,944,607
Accumulated net investment loss	(159,232,727)
Accumulated net realized loss on investments	(160,022,119)
Net unrealized appreciation on investments	215,656,156
Net Assets	$2,602,345,917

Net asset value, offering and redemption price per share:
Class A Shares:
Net assets applicable to shares outstanding	$451,899,803
Shares outstanding	54,891,300
Net asset value and redemption price per share[1]	$8.23
Maximum sales charge (5.75% of offering price)[2]	$0.50
Offering price	$8.73

Class C Shares:
Net assets applicable to shares outstanding	$796,541,703
Shares outstanding	102,723,075
Net asset value, offering price and redemption price per share[3]	$7.75

Institutional Class Shares:
Net assets applicable to shares outstanding	$1,353,904,411
Shares outstanding	162,244,714
Net asset value, offering price and redemption price per share	$8.34

[1]	A Contingent Deferred Sales Charge (“CDSC”) of 1.00% may be charged on certain purchases of $1 million or more that are redeemed in whole or in part within 12 months of purchase.
[2]	No initial sales charge is applied to purchases of $1 million or more. On sales of $50,000 or more, the sales charge will be reduced.
[3]	A CDSC of 1.00% will be charged on purchases that are redeemed in whole or in part within 12 months of purchase.

See accompanying Notes to Financial Statements.

Center Coast MLP Focus Fund
STATEMENT OF OPERATIONS
For the Year Ended November 30, 2016

Investment Income:
Distributions from Master Limited Partnerships from:
Unaffiliated Master Limited Partnerships	$146,174,218
Affiliated Master Limited Partnerships	14,607,596
Less return of capital on distributions from:
Unaffiliated Master Limited Partnerships	(146,174,218)
Affiliated Master Limited Partnerships	(14,607,596)
Distributions from Corporations	10,176,993
Less return of capital distributions from Corporations	(10,176,993)
Dividend income	8,336,265
Interest	2,945
Total investment income	8,339,210

Expenses:
Advisory fees	22,914,593
Distribution fees - Class C (Note 6)	7,546,986
Shareholder servicing fees (Note 7)	2,069,179
Fund administration fees	1,218,806
Distribution fees - Class A (Note 6)	993,998
Transfer agent fees and expenses	373,793
Fund accounting fees	294,533
Shareholder reporting fees	260,298
Registration fees	227,269
Auditing fees	166,985
Custody fees	111,257
Legal fees	56,026
Miscellaneous	34,034
Trustees' fees and expenses	17,891
Chief Compliance Officer fees	16,735
Insurance fees	8,252
Total expenses	36,310,635
Net investment loss, before taxes	(27,971,425)
Deferred tax benefit	9,513,694
Net investment loss, net of deferred taxes	(18,457,731)

Net Realized and Unrealized Gain/Loss on Investments:
Net realized gain (loss) on:
Investments in unaffiliated companies	(304,418,870)
Investments in affiliated companies	(16,325,603)
Deferred tax benefit	103,654,323
Net realized loss, net of deferred taxes	(217,090,150)

Net change in unrealized appreciation/depreciation on:
Investments in unaffiliated companies	597,147,846
Investments in affiliated companies	58,995,371
Deferred tax expense	(241,802,473)
Net change in unrealized appreciation/depreciation, net of deferrred taxes	414,340,744
Net realized and unrealized gain on investments, net of deferred taxes	197,250,594

Net Increase in Net Assets from Operations	$178,792,863

See accompanying Notes to Financial Statements.

Center Coast MLP Focus Fund
STATEMENTS OF CHANGES IN NET ASSETS

	For the Year Ended November 30, 2016	For the Year Ended November 30, 2015
Increase (Decrease) in Net Assets from:
Operations:
Net investment loss, net of deferred taxes	$(18,457,731)	$(14,795,758)
Net realized loss on investments, net of deferred taxes	(217,090,150)	(70,609,047)
Change in net unrealized appreciation/depreciation on investments, net of deferred taxes	414,340,744	(641,178,034)
Net increase (decrease) in net assets resulting from operations	178,792,863	(726,582,839)

Distributions to Shareholders:
From return of capital:
Class A	(35,055,579)	(36,548,602)
Class C	(69,114,656)	(74,941,722)
Institutional Class	(100,052,577)	(101,649,301)
Total distributions to shareholders	(204,222,812)	(213,139,625)

Capital Transactions (See Note 11):
Class A	38,157,251	13,025,280
Class C	(23,945,889)	114,467,937
Institutional Class	210,440,299	24,131,746
Net increase in net assets from capital transactions	224,651,661	151,624,963

Total increase (decrease) in net assets	199,221,712	(788,097,501)

Net Assets
Beginning of period	2,403,124,205	3,191,221,706
End of period	$2,602,345,917	$2,403,124,205

Accumulated net investment loss, net of deferred taxes	$(159,232,727)	$(140,774,996)

Capital Share Transactions (See Note 11):
Class A	4,669,531	962,212
Class C	(3,664,673)	10,999,811
Institutional Class	25,598,041	1,065,479
Net increase from capital share transactions	26,602,899	13,027,502

See accompanying Notes to Financial Statements.

Center Coast MLP Focus Fund
FINANCIAL HIGHLIGHTS
Class A

Per share operating performance.
For a capital share outstanding throughout each period.

	For the Year Ended November 30, 2016		For the Year Ended November 30, 2015		For the Year Ended November 30, 2014		For the Year Ended November 30, 2013		For the Year Ended November 30, 2012
Net asset value, beginning of period	$8.30		$11.49		$11.02		$10.13		$10.11
Income from Investment Operations
Net investment loss[1]	(0.05)		(0.04)		(0.08)		(0.10)		(0.10)
Return of capital[1]	0.37		0.34		0.33		0.39		0.39
Net realized and unrealized gain (loss) on investments[1,2]	0.29		(2.77)		0.90		1.27		0.38
Total from investment operations	0.61		(2.47)		1.15		1.56		0.67

Less Distributions:
From net investment income	-		-		(0.30)		-		-
From return of capital	(0.68)		(0.72)		(0.38)		(0.67)		(0.65)
Total distributions	(0.68)		(0.72)		(0.68)		(0.67)		(0.65)

Net asset value, end of period	$8.23		$8.30		$11.49		$11.02		$10.13

Total return[3]	8.17%		(22.27)%		10.62%		15.67%		6.77%

Ratios and Supplemental Data
Net assets, end of period (in thousands)	$451,900		$416,593		$566,018		$798,021		$445,142

Ratio of expenses to average net assets:
Before expense recovery/(waiver) and deferred tax expense	1.46%		1.47%		1.44%		1.46%		1.53%
Expense recovery/(waiver)	-%		-%		-%		0.03%		(0.03)%
Net of expense recovery/(waiver) and before deferred tax expense	1.46%		1.47%		1.44%		1.49%		1.50%
Deferred tax expense/(benefit)[4]	5.61%	[6]	(14.59)%	[6]	5.62%	[6]	7.49%	[6,7]	2.78%
Total expenses	7.07%		(13.12)%		7.06%		8.98%	[7]	4.28%
Ratio of net investment income (loss) to average net assets:
Before expense recovery/(waiver) and deferred tax benefit	(1.10)%		(0.95)%		(1.20)%		(1.46)%		(1.53)%
Expense recovery/(waiver)	-%		-%		-%		0.03%		(0.03)%
Net of expense recovery/(waiver) and before deferred tax benefit	(1.10)%		(0.95)%		(1.20)%		(1.49)%		(1.50)%
Deferred tax benefit[5]	0.41%	[6]	0.59%	[6]	0.50%	[6]	0.61%	[6,7]	0.56%
Net investment loss	(0.69)%		(0.36)%		(0.70)%		(0.88)%	[7]	(0.94)%
Portfolio turnover rate	60%		51%		55%		9%		12%

[1]	Based on average shares outstanding during the period.
[2]
Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share in the period. It may not agree to the aggregate gains and losses in the Statement of Operations due to the fluctuation in share transactions this period.

[3]
Total returns would have been lower/higher had expenses not been waived or absorbed/recovered by the Advisor. Returns shown do not include payment of sales load of 5.75% of offering price which is reduced on sales of $50,000 or more. Returns do not include a Contingent Deferred Sales Charge (“CDSC”) of 1.00% on certain purchases of $1 million or more that are redeemed in whole or in part within 12 months of purchase. If sales charges and CDSC were included total return would be lower. The return includes Rule 12b-1 fees of 0.25% and does not reflect the deduction of taxes that a shareholder would pay on the redemption of Fund shares.

[4]	Deferred tax expense (benefit) estimate for the ratio calculation is derived from net investment income (loss), and realized and unrealized gains (losses).
[5]	Deferred tax benefit (expense) estimate for the ratio calculation is derived from net investment income (loss) only.
[6]	Effective December 1, 2012 the deferred tax expense and deferred tax benefit are allocated based on average net assets.
[7]	Ratios have been restated due to a change in accounting methodology.

See accompanying Notes to Financial Statements.

Center Coast MLP Focus Fund
FINANCIAL HIGHLIGHTS
Class C

Per share operating performance.
For a capital share outstanding throughout each period.

	For the Year Ended November 30, 2016		For the Year Ended November 30, 2015		For the Year Ended November 30, 2014		For the Year Ended November 30, 2013		For the Year Ended November 30, 2012
Net asset value, beginning of period	$7.91		$11.08		$10.72		$9.94		$10.00
Income from Investment Operations
Net investment loss[1]	(0.11)		(0.11)		(0.16)		(0.15)		(0.14)
Return of capital[1]	0.35		0.32		0.32		0.38		0.38
Net realized and unrealized gain (loss) on investments[1,2]	0.28		(2.66)		0.88		1.22		0.35
Total from investment operations	0.52		(2.45)		1.04		1.45		0.59

Less Distributions:
From net investment income	-		-		(0.30)		-		-
From return of capital	(0.68)		(0.72)		(0.38)		(0.67)		(0.65)
Total distributions	(0.68)		(0.72)		(0.68)		(0.67)		(0.65)

Net asset value, end of period	$7.75		$7.91		$11.08		$10.72		$9.94

Total return[3]	7.40%		(22.93)%		9.87%		14.84%		6.02%

Ratios and Supplemental Data
Net assets, end of period (in thousands)	$796,542		$841,555		$1,056,466		$762,945		$315,288

Ratio of expenses to average net assets:
Before expense recovery/(waiver) and deferred tax expense	2.21%		2.22%		2.19%		2.21%		2.28%
Expense recovery/(waiver)	-%		-%		-%		0.03%		(0.03)%
Net of expense recovery/(waiver) and before deferred tax expense	2.21%		2.22%		2.19%		2.24%		2.25%
Deferred tax expense/(benefit)[4]	5.61%	[6]	(14.59)%	[6]	5.62%	[6]	7.49%	[6,7]	2.50%
Total expenses	7.82%		(12.37)%		7.81%		9.72%	[7]	4.75%
Ratio of net investment income (loss) to average net assets:
Before expense recovery/(waiver) and deferred tax benefit	(1.85)%		(1.70)%		(1.95)%		(2.21)%		(2.28)%
Expense recovery/(waiver)	-%		-%		-%		0.03%		(0.03)%
Net of expense recovery/(waiver) and before deferred tax benefit	(1.85)%		(1.70)%		(1.95)%		(2.24)%		(2.25)%
Deferred tax benefit[5]	0.41%	[6]	0.59%	[6]	0.50%	[6]	0.61%	[6,7]	0.84%
Net investment loss	(1.44)%		(1.11)%		(1.45)%		(1.62)%	[7]	(1.41)%
Portfolio turnover rate	60%		51%		55%		9%		12%

[1]	Based on average shares outstanding during the period.
[2]
Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share in the period. It may not agree to the aggregate gains and losses in the Statement of Operations due to the fluctuation in share transactions this period.

[3]
Total returns would have been lower/higher had expenses not been waived or absorbed/recovered by the Advisor. Returns shown do not include a Contingent Deferred Sales Charge (“CDSC”) of 1.00% on purchases that are redeemed in whole or in part within 12 months of purchase. If the CDSC was included total returns would be lower. The return includes Rule 12b-1 fees of 1.00% and does not reflect the deduction of taxes that a shareholder would pay on the redemption of Fund shares.

[4]	Deferred tax expense (benefit) estimate for the ratio calculation is derived from net investment income (loss), and realized and unrealized gains (losses).
[5]	Deferred tax benefit (expense) estimate for the ratio calculation is derived from net investment income (loss) only.
[6]	Effective December 1, 2012 the deferred tax expense and deferred tax benefit are allocated based on average net assets.
[7]	Ratios have been restated due to a change in accounting methodology.

See accompanying Notes to Financial Statements.

Center Coast MLP Focus Fund
FINANCIAL HIGHLIGHTS
Institutional Class

Per share operating performance.
For a capital share outstanding throughout each period.

	For the Year Ended November 30, 2016		For the Year Ended November 30, 2015		For the Year Ended November 30, 2014		For the Year Ended November 30, 2013		For the Year Ended November 30, 2012
Net asset value, beginning of period	$8.38		$11.57		$11.06		$10.14		$10.10
Income from Investment Operations
Net investment loss[1]	(0.03)		(0.01)		(0.05)		(0.09)		(0.08)
Return of capital[1]	0.38		0.34		0.33		0.39		0.39
Net realized and unrealized gain (loss) on investments[1,2]	0.29		(2.80)		0.91		1.29		0.38
Total from investment operations	0.64		(2.47)		1.19		1.59		0.69

Less Distributions:
From net investment income	-		-		(0.30)		-		-
From return of capital	(0.68)		(0.72)		(0.38)		(0.67)		(0.65)
Total distributions	(0.68)		(0.72)		(0.68)		(0.67)		(0.65)

Net asset value, end of period	$8.34		$8.38		$11.57		$11.06		$10.14

Total return[3]	8.46%		(22.11)%		10.95%		15.96%		6.98%

Ratios and Supplemental Data
Net assets, end of period (in thousands)	$1,353,904		$1,144,976		$1,568,738		$642,660		$281,135

Ratio of expenses to average net assets:
Before expense recovery/(waiver) and deferred tax expense	1.21%		1.22%		1.19%		1.21%		1.28%
Expense recovery/(waiver)	-%		-%		-%		0.03%		(0.03)%
Net of expense recovery/(waiver) and before deferred tax expense	1.21%		1.22%		1.19%		1.24%		1.25%
Deferred tax expense/(benefit)[4]	5.61%	[6]	(14.59)%	[6]	5.62%	[6]	7.49%	[6,7]	2.87%
Total expenses	6.82%		(13.37)%		6.81%		8.73%	[7]	4.12%
Ratio of net investment income (loss) to average net assets:
Before expense recovery/(waiver) and deferred tax benefit	(0.85)%		(0.70)%		(0.95)%		(1.21)%		(1.28)%
Expense recovery/(waiver)	-%		-%		-%		0.03%		(0.03)%
Net of expense recovery/(waiver) and before deferred tax benefit	(0.85)%		(0.70)%		(0.95)%		(1.24)%		(1.25)%
Deferred tax benefit[5]	0.41%	[6]	0.59%	[6]	0.50%	[6]	0.61%	[6,7]	0.46%
Net investment loss	(0.44)%		(0.11)%		(0.45)%		(0.62)%	[7]	(0.79)%
Portfolio turnover rate	60%		51%		55%		9%		12%

[1]	Based on average shares outstanding during the period.
[2]
Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share in the period. It may not agree to the aggregate gains and losses in the Statement of Operations due to the fluctuation in share transactions this period.

[3]
Total returns would have been lower/higher had expenses not been waived or absorbed/recovered by the Advisor. The return does not reflect the deduction of taxes that a shareholder would pay on the redemption of Fund shares.

[4]	Deferred tax expense (benefit) estimate for the ratio calculation is derived from net investment income (loss), and realized and unrealized gains (losses).
[5]	Deferred tax benefit (expense) estimate for the ratio calculation is derived from net investment income (loss) only.
[6]	Effective December 1, 2012 the deferred tax expense and deferred tax benefit are allocated based on average net assets.
[7]	Ratios have been restated due to a change in accounting methodology.

See accompanying Notes to Financial Statements.

Center Coast MLP Focus Fund
NOTES TO FINANCIAL STATEMENTS
November 30, 2016

Note 1 – Organization
Center Coast MLP Focus Fund (the ‘‘Fund’’) was organized as a non-diversified series of Investment Managers Series Trust, a Delaware statutory trust (the “Trust”) which is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s primary investment objective is to seek maximum total return with an emphasis on providing cash distributions to shareholders. The Fund currently offers three classes of shares: A shares, C shares, and Institutional shares. The Fund commenced operations on December 31, 2010.

The Fund is structured as a “C” corporation and, unlike traditional mutual funds, the Fund generally will be subject to U.S. federal and state and local income tax on its taxable income. The Fund accrues a deferred tax liability (or asset) for its future tax liability (or asset) associated with the unrealized appreciation (or depreciation) of its investments in excess (or deficit) of their cost basis as adjusted for the distributions received by the Fund on equity securities of master limited partnerships considered to be a return of capital and for any net operating gains (or loss). The Fund’s accrued deferred tax liability (or asset), if any, is reflected each day in the Fund’s net asset value per share.

The shares of each class represent an interest in the same portfolio of investments of the Fund and have equal rights as to voting, redemptions, dividends and liquidation, subject to the approval of the Trustees. Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses on investments are allocated to each class of shares in proportion to their relative shares outstanding. Shareholders of a class that bears distribution and service expenses under the terms of a distribution plan have exclusive voting rights to that distribution plan.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services—Investment Companies”.

Note 2 – Accounting Policies
The following is a summary of the significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

(a) Valuation of Investments
The Fund values equity securities at the last reported sale price on the principal exchange or in the principal over the counter (“OTC”) market in which such securities are traded, as of the close of regular trading on the NYSE on the day the securities are being valued or, if the last-quoted price is not readily available, the securities will be valued at the last bid or the mean between the last available bid and ask price. Securities traded on the NASDAQ are valued at the NASDAQ Official Closing Price (“NOCP”). Debt securities are valued by utilizing a price supplied by independent pricing service providers. The independent pricing service providers may use various valuation methodologies including matrix pricing and other analytical pricing models as well as market transactions and dealer quotations. These models generally consider such factors as yields or prices of bonds of comparable quality, type of issue, coupon, maturity, ratings and general market conditions. If a price is not readily available for a portfolio security, the security will be valued at fair value (the amount which the Fund might reasonably expect to receive for the security upon its current sale) as determined in good faith by the Fund’s advisor, subject to review and approval by the Valuation Committee, pursuant to procedures adopted by the Board of Trustees (the “Board”). The actions of the Valuation Committee are subsequently reviewed by the Board at its next regularly scheduled board meeting. The Valuation Committee meets as needed. The Valuation Committee is comprised of all the Trustees, but action may be taken by any one of the Trustees.

Center Coast MLP Focus Fund
NOTES TO FINANCIAL STATEMENTS - Continued
November 30, 2016

(b) Master Limited Partnerships
A master limited partnership (“MLP”) is an entity receiving partnership taxation treatment under the U.S. Internal Revenue Code of 1986 (the “Code”), the partnership interests or “units” of which are traded on securities exchanges like shares of corporate stock. Holders of MLP units generally have limited control and voting rights on matters affecting the partnership.

The value of the Fund’s investments in MLPs depends largely on the MLPs being treated as partnerships for U.S. federal income tax purposes. If an MLP does not meet current legal requirements to maintain partnership status, or if it is unable to do so because of tax law changes, it would be taxed as a corporation or other form of taxable entity and there could be a material decrease in the value of its securities. Additionally, if tax law changes to eliminate or reduce tax deductions such as depletion, depreciation and amortization expense deductions that MLPs have been able to use to offset a significant portion of their taxable income with, it could significantly reduce the value of the MLPs held by the Fund and could cause a greater portion of the income and gain allocated to the Fund to be subject to U.S. federal, state and local corporate income taxes, which would reduce the amount the Fund can distribute to shareholders and could increase the percentage of Fund distributions treated as dividends instead of tax-deferred return of capital.

Depreciation or other cost recovery deductions passed through to the Fund from investments in MLPs in a given year generally will reduce the Fund’s taxable income (and earnings and profits), but those deductions may be recaptured in the Fund’s taxable income (and earnings and profits) in subsequent years when the MLPs dispose of their assets or when the Fund disposes of its interests in the MLPs. When deductions are recaptured, distributions to the Fund’s shareholders may be taxable.

(c) Investment Transactions, Investment Income and Expenses
Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis. Dividend income is recorded net of applicable withholding taxes on the ex-dividend date and interest income is recorded on an accrual basis. Withholding taxes on foreign dividends, if applicable, are paid (a portion of which may be reclaimable) or provided for in accordance with the applicable country’s tax rules and rates and are disclosed in the Statement of Operations. Withholding tax reclaims are filed in certain countries to recover a portion of the amounts previously withheld. The Fund records a reclaim receivable based on a number of factors, including a jurisdiction’s legal obligation to pay reclaims as well as payment history and market convention. Discounts or premiums on debt securities are accreted or amortized to interest income over the lives of the respective securities using the effective interest method. Income and expenses of the Fund are allocated on a pro rata basis to each class of shares, except for distribution and service fees which are unique to each class of shares. Expenses incurred by the Trust with respect to more than one fund are allocated in proportion to the net assets of each fund except where allocation of direct expenses to each Fund or an alternative allocation method can be more appropriately made.

(d) Return of Capital Estimates
Distributions received from the Fund’s investments in MLPs generally are comprised of income and return of capital. The Fund records investment income and return of capital based on estimates made at the time such distributions are received. Such estimates are based on historical information available from each MLP and other industry sources. These estimates may subsequently be revised based on information received from MLPs after their tax reporting periods are concluded. For the year ended November 30, 2016, the Fund estimated that 100% of the MLP distributions received would be treated as return of capital.

(e) Partnership Accounting Policy
The Fund records its pro-rata share of the income/(loss) and capital gains/(losses), to the extent of distributions it has received, allocated from the underlying partnerships and adjusts the cost basis of the underlying partnerships accordingly. These amounts are included in the Fund’s Statement of Operations.

Center Coast MLP Focus Fund
NOTES TO FINANCIAL STATEMENTS - Continued
November 30, 2016

(f) Options
The Fund may write or purchase options contracts primarily to enhance the Fund’s returns or to hedge against declines in the prices of portfolio securities. In addition, the Fund may write put options to hedge against increases in the prices of securities which it intends to purchase. When the Fund writes or purchases an option, an amount equal to the premium received or paid by the Fund is recorded as a liability or an asset and is subsequently adjusted to the current market value of the option written or purchased. Premiums received or paid from writing or purchasing options which expire unexercised are treated by the Fund on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on affecting a closing purchase or sale transaction, including brokerage commissions, is also treated as a realized gain or loss. If an option is exercised, the premium paid or received is added to the cost of the purchase or proceeds from the sale in determining whether the Fund has realized a gain or a loss on investment transactions. The Fund, as a writer of an option, may have no control over whether the underlying securities may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the security underlying the written option. The Fund, as a purchaser of an option, bears the risk that the counterparties to the option may not have the ability to meet the terms of the options contracts.

The Fund did not enter into any transactions in written options contracts for the year ended November 30, 2016.

(g) Distributions to Shareholders
The Fund’s dividend distribution policy is intended to provide monthly distributions to its shareholders at a rate that over time is similar to the distribution rate the Fund receives from the MLPs in which it invests, without offset for the expenses of the Fund. The Fund is not required to make such distributions and therefore the amount, if any, and/or the frequency of payment is subject to change. The amount of the Fund’s distributions is based on, among other considerations, distributions the Fund actually receives from portfolio investments, including returns of capital, and estimated future cash flows. Because the Fund’s distribution policy takes into consideration estimated future cash flows from its underlying holdings, and to permit the Fund to maintain a stable distribution rate, the Fund’s distributions may exceed, or be below the amount the Fund actually receives from its portfolio investments. Additionally, since the Fund’s distribution rate is not derived from the Fund’s investment income or loss, the Fund’s distributions may not represent yield or investment return on the Fund’s portfolio. To the extent that the distributions paid exceed the distributions the Fund has received, the distributions will reduce the Fund’s net assets. Consequently, the Fund may maintain cash reserves, borrow or may be required to sell certain investments at times when it would not otherwise be desirable to do so in order to pay the expenses of the Fund. The Fund is not required to make such distributions and, as a result, the Fund could in the future decide not to make such distributions or not to make distributions at a rate that over time is similar to the distribution rate that it receives from the MLPs in which it invests. Furthermore, unlike the MLPs in which it invests, the Fund is not a pass through entity. Consequently, the tax characterization of the distributions paid by the Fund, as dividend income or return of capital, may differ greatly from those of the underlying MLPs.

Dividends, if any, are declared and distributed monthly. The estimated characterization of the distributions paid will be either a dividend (ordinary income) or distribution (return of capital). This estimate is based on the Fund’s operating results during the period. It is anticipated that a portion of its distributions will be comprised of return of capital as a result of the tax character of cash distributions made by the Fund’s investments. The actual characterization of the distributions made during the period will not be determined until after the end of the fiscal year. The Fund will inform shareholders of the final tax character of the distributions on IRS Form DIV in February 2017. For the year ended November 30, 2016, the Fund’s distributions were expected to be comprised of 100% return of capital.

The portion of the Fund’s distributions that may be classified as return of capital is uncertain and can be materially impacted by events that are not subject to the control of the Fund’s advisor or sub-advisor (e.g., merger, acquisitions, reorganizations and other capital transactions occurring at the individual MLP level, changes in the tax characterization of distributions received from the MLP investments held by the Fund, changes in tax laws, etc.). The return of capital portion may also be impacted by the Fund’s strategy, which may recognize gains on its holdings. Because of these factors, the portion of the Fund’s distributions that are classified as return of capital may vary materially from year to year. Accordingly, there is no guarantee that future distributions will maintain the same classification for tax purposes as past distributions.

Center Coast MLP Focus Fund
NOTES TO FINANCIAL STATEMENTS - Continued
November 30, 2016

The distributions are determined in accordance with federal income tax regulations and are recorded on the ex-dividend date. The character may differ from GAAP. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification.

(h) Energy Industry Concentration Risk
A substantial portion of the MLPs in which the Fund invests are engaged primarily in the energy industry. As a result, the Fund will be concentrated in the energy industry, and will therefore be susceptible to adverse economic, environmental or regulatory occurrences affecting the energy industry.

(i) Income Taxes
The Fund does not intend to qualify as a regulated investment company pursuant to Subchapter M of the Internal Revenue Code, therefore it will be taxed as a corporation. As a corporation, the Fund is obligated to pay federal, state and local income tax on taxable income. Currently, the maximum marginal regular federal income tax rate for a corporation is 35%. The Fund may be subject to a 20% alternative minimum tax on its federal alternative minimum taxable income to the extent that its alternative minimum tax exceeds its regular federal income tax. The Fund is currently using an estimated 1.90% for state and local tax.

The Fund's income tax provision consists of the following as of November 30, 2016:

Current tax expense (benefit)
Federal	$-
State	-
Total current tax expense (benefit)	$-

Deferred tax expense (benefit)
Federal	$122,327,773
State	6,306,683
Total deferred tax expense	$128,634,456

The reconciliation between the federal statutory income tax rate of 35% and the effective tax rate on net investment income (loss) and realized and unrealized gain (loss) follows:

	Amount	Rate

Application of statutory income tax rate	$107,599,561	35.00%
State income taxes net of federal benefit	5,841,119	1.90%
Change in valuation allowance	15,884,204	5.17%
Effect of permanent & temporary differences	(356,460)	(0.12)%
Effect of state tax rate change	(333,968)	(0.11)%
Total income tax expense	$128,634,456	41.84%

Center Coast MLP Focus Fund
NOTES TO FINANCIAL STATEMENTS - Continued
November 30, 2016

The Fund intends to invest their assets primarily in MLPs, which generally are treated as partnerships for federal income tax purposes. As a limited partner in the MLPs, the Fund reports its allocable share of the MLP's taxable income in computing its own taxable income. The Fund's tax expense or benefit will be included in the Statement of Operations based on the component of income or gains (losses) to which such expense or benefit relates. Deferred income taxes reflect the net tax effects of temporary difference between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. Such temporary differences are principally: (i) taxes on unrealized gains/(losses), which are attributable to the temporary difference between fair market value and tax basis, (ii) the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting and income tax purposes and (iii) the net tax benefit of accumulated net operating losses and capital loss carryforwards. Deferred tax assets and liabilities are measured using effective tax rates expected to apply to taxable income in the years such temporary differences are realized or otherwise settled.

Components of the Fund's deferred tax assets and liabilities as of November 30, 2016 are as follows:

Deferred tax assets:
Net operating loss carryforward (tax basis)	$74,278,368
Capital loss carryforward (tax basis)	164,405,547
Valuation allowance	(15,844,204)
Total deferred tax assets	222,839,711

Deferred tax liabilities:
Net unrealized gains on investment securities (tax basis)	(222,839,711)
Total net deferred tax asset	$-

To the extent the Fund has a deferred tax asset or if a portion of the deferred tax liability is offset by a tax asset resulting from net operating losses, consideration is given to whether or not a valuation allowance is required against the deferred tax asset amount. A valuation allowance is required if based on the evaluation criterion provided by Accounting Standard Codification (“ASC”) 740, Income Taxes (ASC 740) it is more-likely-than-not that some portion or all of the deferred tax asset will not be realized. Among the factors considered in assessing the Fund's valuation allowance are: the nature, frequency and severity of current and cumulative losses, forecasts of future profitability, forecasts of future MLP distributions, the duration of the statutory carryforward periods and the associated risks that operating and capital loss carryforwards may expire unused. Based on the Fund’s assessment, it has determined that in the future it is more likely than not that the fund will not generate the necessary appropriate character of income within the relevant carryforward periods to realize its deferred tax assets. At November 30, 2016 the Fund has determined that a valuation allowance of $15,884,204 was required as stated in the table above.

In making this assessment, significant reliance was placed on forecasts and estimates as to the Fund’s MLP investments. In conjunction with work performed by qualified independent tax consultants, the Fund utilized historical information and other information about the specific MLP fund holdings to project and forecast future distributions and related tax implications.

The Fund may rely, to some extent, on information provided by the MLPs, which may not necessarily be timely, to estimate taxable income allocable to MLP units held in their portfolios, and to estimate their associated deferred tax asset/(liability). Such estimates as well as estimates made in connection with MLP distribution forecasts are made in good faith.

From time to time, and as new information becomes available, the Fund will modify its forecasts, estimates or assumptions regarding its deferred tax liability or asset.

Center Coast MLP Focus Fund
NOTES TO FINANCIAL STATEMENTS - Continued
November 30, 2016

Modifications of the Fund’s estimates or assumptions regarding its deferred tax liability and/or asset balances and any applicable valuation allowance, changes in generally accepted accounting principles or related guidance or interpretations thereof, limitations imposed on net operating losses (if any) and changes in applicable tax law could result in increases or decreases in the Fund’s NAV, which could be material. Such changes could have a material impact on the Fund’s NAV and results of operations with respect to the Fund’s shareholders in the period it is recorded, even though the shareholders at such time might not have held shares in the Fund at the time the deferred tax asset or liability had been established.

The Fund's policy is to classify interest and penalties associated with underpayment of federal and state income taxes, if any, as income tax expense on their Statement of Operations. As of November 30, 2016, the Fund did not have any interest or penalties associated with the underpayment of any income taxes.

The Fund files income tax returns in the U.S. federal jurisdiction and various states. All tax years since inception remain open and subject to examination by tax jurisdictions. The Fund has reviewed all major jurisdictions and concluded that there is no significant impact on the Fund's net assets and no tax liability resulting from unrecognized tax benefits relating to uncertain tax positions expected to be taken on their tax returns. Furthermore, management of the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next 12 months.

At November 30, 2016, the Fund had net operating loss carryforwards for federal income tax purposes, which may be carried forward for 20 years, as follows:

Expiration Date
11/30/2033	$12,066,929
11/30/2035	126,671,855
11/30/2036	62,894,313
Total	$201,633,097

At November 30, 2016, the Fund had net capital loss carryforwards for federal income tax purposes, which may be carried forward for 5 years, as follows:

Expiration Date
11/30/2020	$132,407,096
11/30/2021	313,136,392
Total	$445,543,488

Note 3 – Investment Advisory and Other Agreements
The Trust, on behalf of the Fund, entered into an Investment Advisory Agreement (the “Agreement”) with Liberty Street Advisors, Inc. (the “Advisor”). Under the terms of the Agreement, the Fund pays a monthly investment advisory fee to the Advisor at the annual rate of 1.00% of the Fund’s average daily net assets. The Advisor engages Center Coast Capital Advisors, LP (the “Sub‐Advisor”) to manage the Fund and pays the Sub‐Advisor from its advisory fees.

The Advisor has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that total annual fund operating expenses (excluding front end or contingent deferred sales load, taxes such as deferred income tax expenses, leverage interest, brokerage commissions, or extraordinary expenses) do not exceed 1.50%, 2.25% and 1.25% of average daily net assets of the A shares, C shares and Institutional shares, respectively. However, for the Fund’s year ended November 30, 2016, such fee waiver or expense absorption was not necessary as total annual fund expenses (excluding deferred income tax expenses) were 1.46%, 2.21% and 1.21% for the Fund’s A shares, C shares and Institutional shares, respectively. The agreement is in effect until March 31, 2017, and it may be terminated before that date only by the Trust’s Board of Trustees. The Advisor is permitted to seek reimbursement from the Fund, subject to certain limitations, of fees waived or payments made to the Fund for a period ending three full fiscal years following the fiscal year in which such reimbursements occurred.

Center Coast MLP Focus Fund
NOTES TO FINANCIAL STATEMENTS - Continued
November 30, 2016

Foreside Fund Services, LLC serves as the Fund’s distributor; UMB Fund Services, Inc. (“UMBFS”) serves as the Fund’s fund accountant, transfer agent and co-administrator; and Mutual Fund Administration, LLC (“MFAC”) serves as the Fund’s other co-administrator. UMB Bank, n.a., an affiliate of UMBFS, serves as the Fund’s custodian.

Certain trustees and officers of the Trust are employees of UMBFS or MFAC. The Fund does not compensate trustees and officers affiliated with the Fund’s co-administrators. For the year ended November 30, 2016, the Fund’s allocated fees incurred to Trustees who are not affiliated with the Fund’s co-administrators are reported on the Statement of Operations.

Dziura Compliance Consulting, LLC provides Chief Compliance Officer (“CCO”) services to the Trust. The Fund’s allocated fees incurred for CCO services for the year ended November 30, 2016, are reported on the Statement of Operations.

Note 4 – Federal Income Taxes
At November 30, 2016, gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes were as follows:

Cost of investments	$2,001,986,942

Gross unrealized appreciation	$735,425,607
Gross unrealized depreciation	(133,525,140)

Net unrealized appreciation (depreciation) on investments	$601,900,467

The difference between cost amounts for financial statement and federal income tax purposes is due primarily to income/(loss) from MLP K-1s, which is treated as an increase/(decrease) in cost basis of the MLP shares held, and timing differences in recognizing certain gains and losses in security transactions.

Note 5 – Investment Transactions
For the year ended November 30, 2016, purchases and sales of investments, excluding short-term investments, were $1,503,710,624 and $1,356,399,252, respectively.

Note 6 – Distribution Plan
The Trust, on behalf of the Fund, has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act that allows the Fund to pay distribution fees for the distribution of its shares. Under the Plan, the Fund pays to the Distributor distribution fees in connection with the distribution of the Fund’s Class A and Class C shares and/or administrative service fees in connection with the provision of ongoing services to shareholders of each such Class and the maintenance of shareholder accounts.

Center Coast MLP Focus Fund
NOTES TO FINANCIAL STATEMENTS - Continued
November 30, 2016

For Class A shares, the maximum annual fee payable to the Distributor for such distribution and/or administrative services is 0.25% of the average daily net assets of such shares. For Class C shares, the maximum annual fees payable to the Distributor for distribution services and administrative services are 0.75% and 0.25%, respectively, of the average daily net assets of such shares. The Institutional Class does not pay any distribution fees.

The Advisor’s affiliated broker-dealer, HRC Fund Associates, LLC (“HRC”), Member FINRA/SIPC, markets the Fund shares to financial intermediaries pursuant to a marketing agreement with the Advisor. In addition, HRC may receive sales charges from the Fund’s Distributor for activities relating to the marketing of Fund shares pursuant to a wholesaling agreement with the Fund’s Distributor. During the one year period ending November 30, 2016, HRC received $11,517 in sales charges from the Distributor for services rendered pursuant to the wholesaling agreement from 2011 through 2013 with respect to the Fund.

For the year ended November 30, 2016, distribution fees incurred are disclosed on the Statement of Operations.

Note 7 – Shareholder Servicing Plan
The Trust, on behalf of the Fund, has adopted a Shareholder Servicing Plan (the “Plan”) to pay a fee at an annual rate of up to 0.15% of average daily net assets of shares serviced by shareholder servicing agents who provide administrative and support services to their customers.

For the year ended November 30, 2016, shareholder servicing fees incurred are disclosed on the Statement of Operations.

Note 8 – Indemnifications
In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund expects the risk of loss to be remote.

Note 9 – Fair Value Measurements and Disclosure
ASC Topic 820, Fair Value Measurements and Disclosures (“ASC 820”) defines fair value, establishes a framework for measuring fair value in accordance with GAAP, and expands disclosure about fair value measurements. It also provides guidance on determining when there has been a significant decrease in the volume and level of activity for an asset or a liability, when a transaction is not orderly, and how that information must be incorporated into a fair value measurement.

Under ASC 820, various inputs are used in determining the value of the Fund’s investments. These inputs are summarized into three broad Levels as described below:

•	Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

•
Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

•
Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

Center Coast MLP Focus Fund
NOTES TO FINANCIAL STATEMENTS - Continued
November 30, 2016

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest Level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities. The following is a summary of the inputs used, as of November 30, 2016, in valuing the Fund’s assets carried at fair value:

	Level 1	Level 2*	Level 3*	Total
Investments
Common Stocks[1]	$202,100,300	$-	$-	$202,100,300
Master Limited Partnerships[1]	2,356,130,364	-	-	2,356,130,364
Preferred Stocks[1]	18,933,876	-	-	18,933,876
Short-Term Investments	26,722,869	-	-	26,722,869
Total Investments	$2,603,887,409	$-	$-	$2,603,887,409

[1]	For a detailed break-out by major industry classification, please refer to the Schedule of Investments.
*	The Fund did not hold any Level 2 & 3 securities at period end.

Transfers between Levels 1, 2, or 3 are recognized at the end of the reporting period. There were no transfers between levels at period end.

Note 10 – Investments in Affiliated Issuers
An affiliated issuer is an entity in which the Fund has ownership of a least 5% of the voting securities. Issuers that are affiliates of the Fund at period-end are noted in the Fund’s Schedule of Investments (if any). Additional security purchases and the reduction of certain securities shares outstanding of existing portfolio holdings that were not considered affiliated in prior years may result in the Fund owning in excess of 5% of the outstanding shares at period-end. The table below reflects transactions during the period with entities that are affiliates as of November 30, 2016 and may include acquisitions of new investments, prior year holdings that became affiliated during the period and prior period affiliated holdings that are no longer affiliated as of period-end.

Security Description	Value Beginning of Period	Purchases	Sales Proceeds	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value End of Period	Return of Capital Distributions
Columbia Pipeline Partners LP [1]	$27,556,137	$-	$(29,213,595)	$(18,433,559)	$20,091,017	$-	$-
NuStar Energy LP	54,943,538	112,495,575	(7,100,141)	2,107,956	40,253,151	188,671,058	14,029,021
PBF Logistics LP	-	27,504,038	-	-	(1,348,797)	25,576,666	578,575
Total	$82,499,675	$139,999,613	$(36,313,736)	$(16,325,603)	$58,995,371	$214,247,724	$14,607,596

Center Coast MLP Focus Fund
NOTES TO FINANCIAL STATEMENTS - Continued
November 30, 2016

Security Description	Shares Beginning of Period	Purchases	Sales	Shares End of Period
Columbia Pipeline Partners LP [1]	1,832,190	-	(1,832,190)	-
NuStar Energy LP	1,372,902	2,746,946	(167,794)	3,952,054
PBF Logistics LP	-	1,371,403	-	1,371,403
Total	3,205,092	4,118,349	(1,999,984)	5,323,457

(1)	No longer affiliated as of November 30, 2016.

Note 11 – Capital Transactions
The Fund has authorized an unlimited number of $0.01 par value shares of each class. Transactions in shares of capital transactions were as follows:

	For the Year Ended November 30, 2016		For the Year Ended November 30, 2015
	Shares	Amount	Shares	Amount
Class A:
Sold	21,301,102	$164,411,178	15,662,587	$159,558,915
Distributions reinvested	4,233,922	33,283,938	3,174,083	30,906,337
Redeemed	(20,865,493)	(159,537,865)	(17,874,458)	(177,439,972)
Net Increase	4,669,531	$38,157,251	962,212	$13,025,280
Class C:
Sold	16,357,798	$120,726,811	23,146,085	$227,977,667
Distributions reinvested	9,043,774	67,141,098	6,982,872	64,897,501
Redeemed	(29,066,245)	(211,813,798)	(19,129,146)	(178,407,231)
Net Increase (Decrease)	(3,664,673)	$(23,945,889)	10,999,811	$114,467,937
Institutional Class:
Sold	102,845,509	$801,222,965	70,805,253	$725,649,659
Distributions reinvested	12,466,128	99,189,644	9,711,655	96,307,187
Redeemed	(89,713,596)	(689,972,310)	(79,451,429)	(797,825,100)
Net Increase	25,598,041	$210,440,299	1,065,479	$24,131,746

Note 12 – Recently Issued Accounting Pronouncements
Disclosure for Investments in Certain Entities that Calculate Net Asset Value per Share (or Its Equivalent) removes the requirement to categorize within the fair value hierarchy investments measured using the net asset value per share ("NAV") practical expedient, as well as removes certain disclosure requirements for investments that qualify, but do not utilize, the NAV practical expedient. Management has evaluated the impact on the financial statement disclosures and determined that there is no effect.

Center Coast MLP Focus Fund
NOTES TO FINANCIAL STATEMENTS - Continued
November 30, 2016

Note 13 – Events Subsequent to the Fiscal Period End
The Fund has adopted financial reporting rules regarding subsequent events which require an entity to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the balance sheet. Management has evaluated the Fund’s related events and transactions that occurred through the date of issuance of the Fund’s financial statements. There were no events or transactions that occurred during this period that materially impacted the amounts or disclosures in the Fund’s financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of Center Coast MLP Focus Fund and the
Board of Trustees of
Investment Managers Series Trust

We have audited the accompanying statement of assets and liabilities of the Center Coast MLP Focus Fund (the “Fund”), a series of Investment Managers Series Trust, including the schedule of investments, as of November 30, 2016, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2016, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Center Coast MLP Focus Fund as of November 30, 2016, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
January 30, 2017

Center Coast MLP Focus Fund
SUPPLEMENTAL INFORMATION (Unaudited)

Trustees and Officers Information
Additional information about the Trustees is included in the Funds’ Statement of Additional Information which is available, without charge, upon request by calling (878) 766-0066. The Trustees and officers of the Fund and their principal occupations during the past five years are as follows:

Name, Address, Year of Birth and Position(s) held with Trust	Term of Office[c] and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
“Independent” Trustees:
Charles H. Miller[a] (born 1947) Trustee	Since November 2007	Retired (2013 – present). Executive Vice President, Client Management and Development, Access Data, a Broadridge company, a provider of technology and services to asset management firms (1997-2012).	78	None.
Ashley Toomey Rabun [a] (born 1952) Trustee and Chairperson of the Board	Since November 2007	Retired (2016 – present). President and Founder, InvestorReach, Inc., a financial services consulting firm (1996 – 2015).	78	Select Sector SPDR Trust, a registered investment company (includes 11 portfolios).
William H. Young [a] (born 1950) Trustee	Since November 2007	Retired (2014 - present). Independent financial services consultant (1996 – 2014). Interim CEO, Unified Fund Services Inc. (now Huntington Fund Services), a mutual fund service provider (2003 – 2006). Senior Vice President, Oppenheimer Management Company (1983 – 1996). Chairman, NICSA, an investment management trade association (1993 – 1996).	78	None.
John P. Zader [a] (born 1961) Trustee	Since November 2007	Retired (June 2014 - present). CEO, UMB Fund Services, Inc., a mutual fund and hedge fund service provider, and the transfer agent, fund accountant, and co-administrator for the Fund (December 2006 - June 2014). President, Investment Managers Series Trust (December 2007 - June 2014).	78	Investment Managers Series Trust II, a registered investment company (includes 12 portfolios).
Interested Trustee:
Eric M. Banhazlb† (born 1957) Trustee	Since January 2008	Chairman (2016 – present), and President (2006 – 2015), Mutual Fund Administration, LLC, the co-administrator for the Fund. Trustee and Vice President, Investment Managers Series Trust (December 2007 – March 2016).	78	Investment Managers Series Trust II, a registered investment company (includes 12 portfolios).

Center Coast MLP Focus Fund
SUPPLEMENTAL INFORMATION (Unaudited) - Continued

Name, Address, Year of Birth and Position(s) held with Trust	Term of Office[c] and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Officers of the Trust:
Maureen Quill [a] (born 1963) President	Since June 2014
Chief Operating Officer (June 2014 - present), and Executive Vice President, UMB Fund Services, Inc. (January 2007 – June 2014). Vice President, Investment Managers Series Trust (December 2013 - June 2014).
			N/A	N/A
Rita Dam[b] (born 1966) Treasurer and Assistant Secretary	Since December 2007	Co-Chief Executive Officer (2016 – present), and Vice President (2006 – 2015), Mutual Fund Administration, LLC.	N/A	N/A
Joy Ausili[b] (born 1966) Vice President, Assistant Secretary and Assistant Treasurer	Since March 2016
Co-Chief Executive Officer (2016 – present), and Vice President (2006 – 2015), Mutual Fund Administration, LLC. Secretary and Assistant Treasurer, Investment Managers Series Trust (December 2007 – March 2016).
			N/A	N/A
Diane Drake[b] (born 1967) Secretary	Since March 2016	Senior Counsel, Mutual Fund Administration, LLC (October 2015 – present). Managing Director and Senior Counsel, BNY Mellon Investment Servicing (US) Inc. (2010 – 2015).	N/A	N/A
Martin Dziura[b] (born 1959) Chief Compliance Officer	Since June 2014
Principal, Dziura Compliance Consulting, LLC (October 2014 – present). Managing Director, Cipperman Compliance Services (2010 – September 2014). Chief Compliance Officer, Hanlon Investment Management (2009 – 2010). Vice President − Compliance, Morgan Stanley Investment Management (2000 − 2009).
			N/A	N/A

a	Address for certain Trustees and certain officers: 235 West Galena Street, Milwaukee, Wisconsin 53212.
b	Address for Mr. Banhazl, Ms. Ausili, Ms. Dam and Ms. Drake: 2220 E. Route 66, Suite 226, Glendora, California 91740. Address for Mr. Dziura: 39 Stafford Square, Boyertown, Pennsylvania 19512.
c	Trustees and officers serve until their successors have been duly elected.
†	Mr. Banhazl is an “interested person” of the Trust by virtue of his position with Mutual Fund Administration, LLC.

Center Coast MLP Focus Fund
SUPPLEMENTAL INFORMATION (Unaudited) - Continued

Board Consideration of Investment Advisory and Sub-Advisory Agreements
At an in-person meeting held on June 7-9, 2016, the Board of Trustees (the “Board”) of Investment Managers Series Trust (the “Trust”), including the trustees who are not “interested persons” of the Trust (the “Independent Trustees”) as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), reviewed and unanimously approved the renewal of the Investment Advisory Agreement (the “Advisory Agreement”) between the Trust and Liberty Street Advisors, Inc. (the “Investment Advisor”) and the Sub-Advisory Agreement (the “Sub-Advisory Agreement”) between the Investment Advisor and Center Coast Capital Advisors, LP (the “Sub-Advisor”) with respect to the Center Coast MLP Focus Fund series of the Trust (the “Fund”) for an additional one-year term. The Advisory Agreement and the Sub-Advisory Agreement are referred to below as the “Fund Advisory Agreements.” In approving renewal of each Fund Advisory Agreement, the Board, including the Independent Trustees, determined that such renewal was in the best interests of the Fund and its shareholders.

Background
In advance of the meeting, the Board received information about the Fund and the Fund Advisory Agreements from the Investment Advisor, the Sub-Advisor, and Mutual Fund Administration, LLC and UMB Fund Services, Inc., the Trust’s co-administrators, certain portions of which are discussed below. The materials, among other things, included information about the organization and financial condition of the Investment Advisor and the Sub-Advisor; information regarding the background and experience of relevant personnel providing services to the Fund; reports comparing the performance of the Fund with returns of the S&P 500 Index and a group of comparable funds selected by Morningstar, Inc. (the “Peer Group”) from its Energy Limited Partnership fund universe (the “Fund Universe”) for the one-, three-, and five-year periods ended March 31, 2016; and reports comparing the investment advisory fees and total expenses of the Fund with those of the Peer Group and Fund Universe. The Board also received a memorandum from the independent legal counsel to the Trust and the Independent Trustees discussing the legal standards under the 1940 Act and other applicable law for their consideration of the proposed renewal of the Fund Advisory Agreements. In addition, the Board considered information reviewed by the Board during the year at other Board and Board committee meetings. No representatives of the Investment Advisor or Sub-Advisor were present during the Board’s consideration of the Fund Advisory Agreements.

In approving renewal of each Fund Advisory Agreement, the Board and the Independent Trustees considered a variety of factors, including those discussed below. In their deliberations, the Board and the Independent Trustees did not identify any particular factor that was controlling, and each Trustee may have attributed different weights to the various factors.

Liberty Street Advisors, Inc.

Nature, Extent and Quality of Services
With respect to the performance results of the Fund, the meeting materials indicated that the performance of the Fund was higher than the Energy Limited Partnership Fund Universe median return, the Peer Group median return, and the Alerian MLP Index return for the one-year period by 1183 basis points (bps) (or 11.83 percentage points), 1100 bps , and 718 bps, respectively; higher than the Alerian MLP Index return, Fund Universe median return, and the Peer Group median return for the three-year period by 447 bps, 303 bps, and 187 bps, respectively; and higher than the Alerian MLP Index return, Fund Universe median return, and Peer Group median return for the five-year period by 104 bps, 56 bps, and 28 bps, respectively. The Fund’s returns were below the S&P 500 Index returns for the one-, three-, and five-year periods by 2643 bps, 1766 bps, and 1109 bps, respectively. The Trustees noted that MLPs as measured by the Alerian MLP Index significantly underperformed relative to the S&P 500 Index, and that the Fund Universe, Peer Group and Alerian MLP Index provided more appropriate bases of comparison for the Fund, due to the specialized nature of its investment strategy.

Center Coast MLP Focus Fund
SUPPLEMENTAL INFORMATION (Unaudited) - Continued

The Board noted its familiarity with the Investment Advisor and considered the overall quality of services provided by the Investment Advisor to the Fund. In doing so, the Board considered the Investment Advisor’s specific responsibilities in day-to-day management and oversight of the Fund, as well as the qualifications, experience, and responsibilities of the personnel involved in the activities of the Fund. The Board also considered the overall quality of the Investment Advisor’s organization and operations, and the Investment Advisor’s compliance structure. In addition, the Board considered the respective roles of the Investment Advisor and the Sub-Advisor, noting that the Investment Advisor provides overall supervision of the general investment management and investment operations of the Fund and oversees the Sub-Advisor with respect to the Fund’s operations, including monitoring the investment and trading activities of the Sub-Advisor, and monitoring the Fund’s compliance with its investment policies; and that the Sub-Advisor’s responsibilities include day-to-day portfolio management. The Board and the Independent Trustees concluded that based on the various factors they had reviewed, the nature, overall quality, and extent of the management and oversight services provided by the Investment Advisor to the Fund were satisfactory.

Advisory Fee and Expense Ratio
With respect to the advisory fee paid by the Fund, the meeting materials indicated that the annual investment advisory fee (gross of fee waivers) was the same as the Peer Group and Energy Limited Partnership Fund Universe medians in the Fund’s designated asset size. In considering the Fund’s advisory fees the Trustees noted the Investment Advisor’s assertion that due to the negative returns with respect to certain of the Fund’s MLP holdings during the previous 12 months, and because the Fund is taxed as a C-corporation, the services provided by the Investment Advisor to the Fund during the prior year, including significant efforts in connection with overseeing the accounting treatment provided to the Fund’s deferred tax asset, and as may be applicable any valuation allowance, were extensive and more comprehensive than in prior years. The Trustees also noted that although the Investment Advisor does not manage any other accounts with the same objectives and policies as the Fund, the Investment Advisor serves as investment advisor to five other series of the Trust, its oversight responsibilities with respect to the Fund are similar to its responsibilities with respect to those other series, and the Fund’s advisory fee is similar to the advisory fees charged by the Investment Advisor with respect to some of the other series.

The annual total expenses paid by the Fund (net of fee waivers) for the Fund’s fiscal year ending November 2015 were slightly above both the Peer Group and Fund Universe medians by 0.01%.

The Board and the Independent Trustees concluded that the compensation payable to the Investment Advisor under the Advisory Agreement was fair and reasonable in light of the services provided by the Investment Advisor to the Fund.

Profitability and Economies of Scale
The Board next considered information prepared by the Investment Advisor relating to its costs and profits with respect to the Fund for the year ended March 31, 2016, and determined that the profit level was reasonable. The Board also considered the benefits received by the Investment Advisor and its affiliates as a result of the Investment Advisor’s relationship with the Fund (other than its receipt of the investment advisory fee), including benefits received by its affiliated broker-dealer in connection with the marketing of Fund shares, beneficial effects from the review by the Trust’s Chief Compliance Officer of the Investment Advisor’s compliance program, and the intangible benefits of its association with the Fund generally and any favorable publicity arising in connection with the Fund’s performance. With respect to potential economies of scale, the Trustees noted the Investment Advisor’s indications that (1) Fund net assets had declined over the one year period ending March 31, 2016, (2) as the Fund grows or declines in net assets, the Investment Advisor’s oversight duties increase, as the Fund’s consistent inflows and/or outflows result in frequent portfolio transactions, which require increased review of cost bases, tax accruals and tax analyses, and (3) the Investment Advisor monitors the advisory fees of the two funds it considers to be most comparable to the Fund, both of which have higher advisory fees than the Fund (and one of which has breakpoints the lower tier of which would be higher than the Fund’s advisory fee), and that the Investment Advisor would continue to monitor those funds and make any recommendations with respect to the Fund’s advisory fee as it deems appropriate.

Center Coast MLP Focus Fund
SUPPLEMENTAL INFORMATION (Unaudited) - Continued

Center Coast Capital Advisors, LP

Nature, Extent and Quality of Services
The Board considered the overall quality of services provided by the Sub-Advisor to the Fund. In doing so, the Board considered the Sub-Advisor’s specific responsibilities in day-to-day portfolio management of the Fund, as well as the qualifications, experience, and responsibilities of the personnel involved in the activities of the Fund. The Board also considered the overall quality of the Sub-Advisor’s organization and operations, and its compliance structure. The Board’s observations regarding the performance of the Fund are described above. The Board and the Independent Trustees concluded that based on the various factors they had reviewed, the nature, overall quality, and extent of the management services provided by the Sub-Advisor to the Fund were satisfactory.

Sub-Advisory Fee
The Board reviewed information regarding the sub-advisory fee charged by the Sub-Advisor with respect to the Fund. In doing so, the Board considered the relative levels and types of services provided by the Investment Advisor and the Sub-Advisor, noting that the Investment Advisor supervises and monitors the investment and trading activities of the Sub-Advisor, analyzes the Fund’s investment operations, oversees various tax matters, and provides general administrative services related to the overall supervision of the Fund. The Trustees noted that the sub-advisory fee charged by the Sub-Advisor with respect to the Fund was significantly less than the standard fees it charges to other registered funds and a private investment fund client, which pays a performance fee, and was within the range of the fees it charges other institutional clients. The Board noted that the Investment Advisor pays the Sub-Advisor’s sub-advisory fee out of the Investment Advisor’s advisory fee. The Board and the Independent Trustees concluded that the compensation payable to the Sub-Advisor under the Sub-Advisory Agreement was fair and reasonable in light of the services provided by the Sub-Advisor to the Fund.

Benefits to the Sub-Advisor
The Board considered the benefits received by the Sub-Advisor as a result of its relationship with the Fund (other than the sub-advisory fee paid to the Sub-Advisor), including beneficial effects from the review by the Trust’s Chief Compliance Officer of the Sub-Advisor’s compliance program, and the intangible benefits of the Sub-Advisor’s association with the Fund generally and any favorable publicity arising in connection with the Fund’s performance.

Conclusion
Based on these and other factors, the Board and the Independent Trustees concluded that renewal of each Fund Advisory Agreement was in the best interests of the Fund and its shareholders and, accordingly, approved the renewal of each Fund Advisory Agreement with respect to the Fund.

Center Coast MLP Focus Fund
EXPENSE EXAMPLE
For the Six Months Ended November 30, 2016 (Unaudited)

Expense Example
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments on certain classes, and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees (Class A and Class C only); and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from June 1, 2016 to November 30, 2016.

Actual Expenses
The information in the row titled “Actual Performance” of the table below provides actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate row for your share class, in the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information in the row titled “Hypothetical (5% annual return before expenses)” of the table below provides hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (load) or contingent deferred sales charges. Therefore, the information in the row titled “Hypothetical (5% annual return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

		Beginning Account Value	Ending Account Value	Expenses Paid During Period*
		6/01/16	11/30/16	6/01/16 – 11/30/16
Class A	Actual Performance	$ 1,000.00	$ 1,060.00	$ 7.98
	Hypothetical (5% annual return before expenses)	1,000.00	1,017.26	7.81
Class C	Actual Performance	1,000.00	1,055.40	9.33
	Hypothetical (5% annual return before expenses)	1,000.00	1,015.92	9.15
Institutional Class	Actual Performance	1,000.00	1,060.50	7.54
	Hypothetical (5% annual return before expenses)	1,000.00	1,017.68	7.38

*
Expenses are equal to the Fund’s annualized expense ratio of 1.55%, 1.82% and 1.46% for Class A, Class C and Institutional Class, respectively, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the six month period). The expense ratios include deferred income tax expense incurred by the Fund. Assumes all dividends and distributions were reinvested.

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Center Coast MLP Focus Fund
A series of Investment Managers Series Trust

Investment Advisor
Liberty Street Advisors, Inc.
100 Wall Street, 20th Floor
New York, New York 10005

Sub-Advisor
Center Coast Capital Advisors, LP
1600 Smith Street, Suite 3800
Houston, Texas 77002

Independent Registered Public Accounting Firm
Tait, Weller & Baker LLP
1818 Market Street, Suite 2400
Philadelphia, Pennsylvania 19103

Custodian
UMB Bank, n.a.
928 Grand Boulevard, 5th Floor
Kansas City, Missouri 64106

 Fund Co-Administrator
Mutual Fund Administration, LLC
2220 E. Route 66, Suite 226
Glendora, California 91740

Fund Co-Administrator, Transfer Agent and Fund Accountant
UMB Fund Services, Inc.
235 W. Galena Street
Milwaukee, Wisconsin 53212

Distributor
Foreside Fund Services, LLC
Three Canal Plaza, Suite 100
Portland, Maine 04101
www.foreside.com

FUND INFORMATION

	TICKER	CUSIP
Center Coast MLP Focus Fund – Class A Shares	CCCAX	461 418 584
Center Coast MLP Focus Fund – Class C Shares	CCCCX	461 418 576
Center Coast MLP Focus Fund – Institutional Class Shares	CCCNX	461 418 568

Privacy Principles of the Center Coast MLP Focus Fund for Shareholders
The Fund is committed to maintaining the privacy of its shareholders and to safeguarding its non-public personal information. The following information is provided to help you understand what personal information the Fund collects, how we protect that information and why, in certain cases, we may share information with select other parties.

Generally, the Fund does not receive any non-public personal information relating to its shareholders, although certain non-public personal information of its shareholders may become available to the Fund. The Fund does not disclose any non-public personal information about its shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

This report is sent to shareholders of the Center Coast MLP Focus Fund for their information. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

Proxy Voting Policies and Procedures
A description of the Fund’s proxy voting policies and procedures related to portfolio securities is available without charge, upon request, by calling the Fund at (877) 766-0066, on the Fund’s website at www.libertystreetfunds.com or on the U.S. Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

Proxy Voting Record
Information regarding how the Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request by calling (877) 766-0066 or by accessing the Fund’s Form N-PX on the SEC’s website at www.sec.gov.

Form N-Q Disclosure
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC website at www.sec.gov or by calling the Fund at (877) 766-0066. The Fund’s Form N-Q may also be viewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Section may be obtained by calling (800) SEC-0330.

Center Coast MLP Focus Fund
P.O. Box 2175
Milwaukee, WI 53201
Toll Free: (877) 766-0066

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant's principal executive officer and principal financial officer. The registrant has not made any amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

The registrant undertakes to provide to any person without charge, upon request, a copy of its code of ethics by mail when they call the registrant at 1-877-766-0066.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee. John P. Zader is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. "Audit services" refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. "Audit-related services" refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. "Tax services" refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. There were no "other services" provided by the principal accountant. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 11/30/2016	FYE 11/30/2015
Audit Fees	$22,500	$15,000
Audit-Related Fees	N/A	N/A
Tax Fees	$5,000	$5,000
All Other Fees	N/A	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Tait Weller applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 11/30/2016	FYE 11/30/2015
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant's accountant for services to the registrant and to the registrant's investment advisor (and any other controlling entity, etc.—not sub-advisor) for the last two years. The audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment advisor is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant's independence.

Non-Audit Related Fees	FYE 11/30/2016	FYE 11/30/2015
Registrant	N/A	N/A
Registrant’s Investment Advisor	N/A	N/A

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Schedule of Investments.

(a) Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b) Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has not made any material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporated by reference to the Registrant’s Form N-CSR filed November 8, 2016.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Investment Managers Series Trust

By (Signature and Title)	/s/ Maureen Quill
Maureen Quill, President

Date	02/08/2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Maureen Quill
Maureen Quill, President

Date	02/08/2017

By (Signature and Title)	/s/ Rita Dam
Rita Dam, Treasurer

Date	02/08/2017